UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-2111
                                   ------------


                             AXP GROWTH SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------
Date of reporting period:    7/31
                         --------------

AXP(R)
  Growth
      Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements (Portfolio)          16

Notes to Financial Statements (Portfolio) 19

Report of Independent Registered
   Public Accounting Firm (Portfolio)     24

Financial Statements (Fund)               25

Notes to Financial Statements (Fund)      28

Report of Independent Registered
   Public Accounting Firm (Fund)          36

Fund Expenses Example                     37

Board Members and Officers                39

Approval of Investment Management
   Services Agreement                     42

Proxy Voting                              44

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

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2 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT JULY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Nick Thakore                              4/02               12

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 3/1/72     B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INIDX      B: IGRBX     C: AXGCX     I: AGWIX     Y: IGRYX

Total net assets                                         $3.145 billion

Number of holdings                                                  138

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                    X      LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Health Care 20.0%
Telecommunication Services 18.2%
Information Technology 17.2%
Consumer Discretionary 12.1%
Consumer Staples 9.2%
Short-term Securities* 9.0%
Financials 5.3%
Energy 3.4%
Materials 2.8%
Industrials 2.5%
Other 0.3%

* Of the 9.0%, 1.2% is due to security lending activity and 7.8% is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Sprint (Diversified Telecommunication Services)                    8.0%
NTL (Media)                                                        7.7
Nextel Communications Cl A
(Wireless Telecommunication Services)                              4.9
Pfizer (Pharmaceuticals)                                           2.5
Gillette (Personal Products)                                       2.4
Telewest Global
(Diversified Telecommunication Services)                           2.3
Dell (Computers & Peripherals)                                     2.3
Nokia ADR (Communications Equipment)                               1.9
Intel (Semiconductors & Semiconductor Equipment)                   1.7
Google Cl A (Internet Software & Services)                         1.7

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Investment products, including shares of mutual funds, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risks including possible loss of principal and fluctuation in value.

Fund holdings are subject to change.

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3 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                     +19.43%        +13.04%       +15.89%

+19.43% = AXP Growth Fund Class A (excluding sales charge)
+13.04% = Russell 1000(R) Growth Index (unmanaged)
+15.89% = Lipper Large-Cap Growth Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (3/1/72)              (3/20/95)              (6/26/00)          (3/4/04)         (3/20/95)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)          NAV(6)
at July 31, 2005
1 year                     +19.43%   +12.56%     +18.50%   +13.50%       +18.50%    +17.50%      +20.04%         +19.69%
3 years                    +10.68%    +8.52%      +9.83%    +8.72%        +9.85%     +9.85%         N/A          +10.89%
5 years                    -11.17%   -12.22%     -11.86%   -12.20%       -11.86%    -11.86%         N/A          -11.02%
10 years                    +5.14%    +4.52%      +4.33%    +4.33%         N/A         N/A          N/A           +5.30%
Since inception            +12.05%   +12.05%      +6.03%    +6.03%       -11.86%    -11.86%       +9.04%          +7.00%

at June 30, 2005
1 year                     +10.86%    +4.48%      +9.99%    +4.99%        +9.99%     +8.99%      +11.36%         +11.02%
3 years                     +7.02%    +4.93%      +6.20%    +5.00%        +6.20%     +6.20%         N/A           +7.22%
5 years                    -12.09%   -13.13%     -12.77%   -13.10%       -12.77%    -12.77%         N/A          -11.94%
10 years                    +5.48%    +4.86%      +4.68%    +4.68%         N/A         N/A          N/A           +5.64%
Since inception            +11.99%   +11.99%      +5.80%    +5.80%       -12.52%    -12.52%       +7.35%          +6.77%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the 2005 fiscal year.

Q:  How did AXP Growth Fund perform for the 12-month period ended July 31, 2005?

A: AXP Growth Fund's Class A shares rose 19.43%, excluding sales charge, for the 12-month period ended July 31, 2005. The Fund outperformed the 15.89% return of its peer group as represented by the Lipper Large-Cap Growth Funds Index. The Fund's benchmark, the Russell 1000(R) Growth Index, advanced 13.04% for the same period.

Q:  What factors influenced performance during the period?

A: Both stock selection and sector allocation contributed to the Fund's outperformance over the fiscal period. We had a very strong stock picking year with many stocks that helped performance and very few that detracted meaningfully. We thoroughly researched and selected strong stocks and avoided companies that demonstrated lackluster or damaging performance in this annual reporting period.

    The Fund showed its strongest performance in telecommunications services, technology, energy and consumer staples and demonstrated its weakest performance in health care. Although health care was the weakest sector for the Fund, in reality, it was not harmful to us. The sector cost the Fund only 50 basis points (i.e., one-half percent) of performance over the 12-month span, and this loss was primarily in Biogen Idec, a biotechnology company. We added Biogen Idec to the Fund last year, and it had performed well on the optimism surrounding its new multiple sclerosis treatment. Unfortunately, the drug produced some very serious side effects and was discontinued in 2005, which negatively impacted the company and dragged down their stock price. We also owned Merck. In 2005, the pharmaceutical giant pulled their arthritis drug Vioxx from the market due to increasing evidence of potentially fatal side effects for long-term users.

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5 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > We had extreme conviction in the wireless services subsector of the market, and this conviction was rewarded. [END CALLOUT QUOTE]

    Drilling deeper within the telecommunication services sector, we had extreme conviction in the wireless services subsector of the market, and this conviction was rewarded. The subsector was fraught with mergers and acquisitions, several of which benefited the Fund. Sprint, a large position in the Fund, got closer to concluding its acquisition of Nextel Communications, another large position in the Fund. Both companies showed good fundamentals and the market seemed to recognize their value even more than before. Two more strong performers were Western Wireless Corporation and ALLTEL. Western Wireless, a regional wireless services company, was acquired by ALLTEL, both stocks helped boost Fund performance. Another standout, for performance reasons, was Vodafone Group, a mobile telecommunications network company based in the United Kingdom.

    Mergers and acquisitions also impacted the cable space in the Fund and benefited performance. NTL and Telewest Global, cable communications companies in the U.K., are both substantial positions in the Fund and plan to merge. Both companies performed well on the back of solid fundamentals and expectations of value creation from their pending merger. In fact, we discussed NTL in last year's annual shareholder report. Then, the company had rebounded from bankruptcy in 2004 and showed promise. This year, the company was the Fund's top performing contributor for the annual reporting period.

    Within the technology sector, search engine Google is a large position in the Fund and has been a big positive contributor to performance. Also in technology, both Motorola and Nokia were strong performers. Information management company Oracle was the only negative performer in technology, and it was down only 16 basis points (0.16%) over the period.

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6 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Mergers and acquisitions also impacted the cable space in the Fund and benefited performance. [END CALLOUT QUOTE]

Q:  What changes did you make during the 12-month period?

A: We made some significant additions to the Fund over the fiscal year. We increased our position in Sprint during the 2005 fiscal year. We believed that Sprint's decision to merge with Nextel Communications (discussed above) created one of the fastest growing large cap companies in the market and at a very attractive valuation. In our opinion, the stock price was not reflecting the combination of growth and valuation and we took advantage of this situation. Other significant adds to the Fund were, respectively, Telewest Global, Google, Vivendi Universal -- a media company demonstrating a good growth rate and attractive valuation, healthcare company HCA, and Amgen -- a leading human therapeutics company in the biotechnology industry.

    We also removed some holdings. We sold Disney, which had at one time been 3% of the Fund. The stock had performed well. However, we became concerned about the stock's valuation and the company's cyclicality. This was our largest reduction. The next largest cut was AT&T Wireless. The company was acquired and the stock price went down, so we sold our entire position. Biogen Idec was a large position that we reduced, partly it depreciated so much and also because the reason for owning it had completely changed. Vodafone started as a large position, but as I found other better wireless names, specifically Sprint, I sold off some Vodafone Group and replaced it with Sprint.

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7 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Questions & Answers

    Then in terms of sectors, the largest reduction in the Fund was in the industrials sector. This sector does best in the early stages of economic recovery. Now that the recovery has progressed, stock prices are more expensive and not as compelling, so we reduced some exposure in this sector. We also reduced our technology weighting over the course of the year. After the market corrected early in the year, technology stocks were hit hard. We saw this as a buying opportunity because many large growth companies were showing reasonable valuations. The time -- and price -- was right to add some tech stocks. However, our overall weight in that sector continues to be less than that of the Russell Index. We have been bullish on energy for some time. Therefore, the Fund is overweight (relative to the Russell Index) in energy-related stocks. The record high prices of oil have supported our position, and to date there are no significant signs it will change. However, when opportunities arise, we have taken profits and will continue to do so. Finally, we increased our position in telecom services because we have such strong conviction in wireless communications, as we have discussed previously.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: We have a very consistent investment approach. We identify companies with strong growth stories where valuation is attractive. With that, we continue to favor stocks with compelling growth stories that are more company-specific than tied to the economic outlook, particularly when those companies have some kind of identifiable catalyst that denotes future appreciation.

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8 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Questions & Answers

    In the near term, we believe companies within healthcare, telecom services and consumer staples sectors that are not reliant on economic conditions will continue to demonstrate some healthy growth. We will continue to look for promising growth companies, and if that means paying a little more for those stocks, we will do so -- but within reason.

    We think that growth stocks are becoming more attractive versus value stocks, and the market preference is moving to growth. We also think that the preference pendulum is swinging to large company stocks rather than small company stocks. We welcome this shift and are always looking for opportunities to add to our large company names.

    We see earnings growth decelerating in the economy, so it makes sense to be invested in companies where the growth is not dependent on the economy. Going forward, we see wireless services as a continuing growth theme that still has significant potential and where companies still have attractive valuations. We will likely reduce our weighting in consumer discretionary because that sector is facing some headwinds in terms of oil prices and interest rates.

    Overall, we believe the Fund is comprised of strong companies with good growth and reasonable valuations and feel good about the way the Fund has performed.

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9 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Growth Fund Class A shares (from 8/1/95 to 7/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005               $--          $--          $  --           $  --
July 31, 2004                --           --             --              --
July 31, 2003                --           --             --              --
July 31, 2002                --           --           0.02            0.02
July 31, 2001                --           --           2.20            2.20

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10 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP GROWTH FUND

AXP Growth Fund Class A
(includes sales charge)            $ 9,425  $10,678  $16,764  $17,823  $21,475  $28,134  $16,278  $11,473  $12,510  $13,025  $15,556
Russell 1000(R) Growth Index(1)    $10,000  $11,552  $17,542  $21,036  $26,093  $32,454  $21,076  $15,017  $16,765  $18,192  $20,564
Lipper Large-Cap Growth Funds
Index(2)                           $10,000  $11,139  $16,494  $19,819  $24,363  $29,737  $19,507  $14,049  $15,309  $16,249  $18,831
                                      '95      '96      '97      '98      '99      '00      '01      '02      '03      '04      '05

COMPARATIVE RESULTS

Results at July 31, 2005                                                                                              Since
                                                        1 year        3 years       5 years          10 years     inception(3)
AXP Growth Fund (includes sales charge)
Class A          Cumulative value of $10,000           $11,256        $12,780        $5,212           $15,556      $447,887
                 Average annual total return           +12.56%         +8.52%       -12.22%            +4.52%       +12.05%
Russell 1000(R) Growth Index(1)
                 Cumulative value of $10,000           $11,304        $13,695        $6,337           $20,564           N/A
                 Average annual total return           +13.04%        +11.05%        -8.72%            +7.48%           N/A
Lipper Large-Cap Growth Funds Index(2)
                 Cumulative value of $10,000           $11,589        $13,405        $6,333           $18,831           N/A
                 Average annual total return           +15.89%        +10.26%        -8.73%            +6.53%           N/A

Results for other share classes can be found on page 4.

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from March 1, 1972. The Fund began operating before the inception of the Russell 1000 Growth Index and Lipper peer group.

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11 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Investments in Securities

Growth Portfolio

July 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (93.6%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (1.2%)
Boeing                                        174,832              $11,540,660
Goodrich                                       72,802                3,220,760
Honeywell Intl                                120,389                4,728,880
Lockheed Martin                               273,766               17,082,999
Total                                                               36,573,299

Beverages (1.2%)
PepsiCo                                       717,009               39,098,501

Biotechnology (3.4%)
Amgen                                         617,634(b)            49,256,312
Biogen Idec                                   229,170(b)             9,004,089
Genentech                                     388,290(b)            34,685,946
Gilead Sciences                               314,510(b)            14,093,193
Total                                                              107,039,540

Capital Markets (1.3%)
Franklin Resources                            130,600               10,555,092
Investors Financial Services                  572,753               19,714,158
Nomura Holdings                               534,700(c)             6,329,573
State Street                                   91,370                4,544,744
Total                                                               41,143,567

Chemicals (0.7%)
Monsanto                                      324,300               21,848,091

Commercial Banks (0.1%)
ICICI Bank ADR                                177,620(c)             4,690,944

Commercial Services & Supplies (0.1%)
Career Education                               89,671(b)             3,478,338

Communications Equipment (4.6%)
CIENA                                       3,880,340(b)             8,691,962
Cisco Systems                               1,615,125(b)            30,929,644
Motorola                                    1,336,627               28,309,760
Nokia ADR                                   3,964,017(c)            63,226,070
QUALCOMM                                      331,038               13,072,691
Total                                                              144,230,127

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Computers & Peripherals (4.1%)
Brocade Communications
  Systems                                   1,951,455(b)            $8,742,518
Dell                                        1,837,839(b)            74,377,344
EMC                                         1,936,807(b,d)          26,514,888
Hewlett-Packard                               769,738               18,950,950
Total                                                              128,585,700

Consumer Finance (0.3%)
Capital One Financial                          49,677                4,098,353
First Marblehead                              180,265(b,d)           6,264,208
Total                                                               10,362,561

Diversified Financial Services (0.5%)
streetTRACKS Gold Trust                       370,000(b)            15,839,700

Diversified Telecommunication Services (11.4%)
ALLTEL                                        320,314               21,300,881
Sprint                                      9,622,971(d)           258,857,920
Telewest Global                             3,344,246(b,c)          74,710,456
Total                                                              354,869,257

Electronic Equipment & Instruments (0.4%)
Flextronics Intl                              409,825(b,c)           5,549,031
Solectron                                   1,627,685(b)             6,250,310
Total                                                               11,799,341

Energy Equipment & Services (0.9%)
Halliburton                                   263,350               14,760,768
Schlumberger                                   75,432                6,316,676
Transocean                                    105,373(b)             5,946,198
Total                                                               27,023,642

Food & Staples Retailing (1.3%)
Wal-Mart Stores                               811,454               40,045,255

Food Products (0.7%)
Kellogg                                       501,190               22,708,919

See accompanying notes to investments in securities.
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12 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health Care Equipment & Supplies (2.5%)
Alcon                                          54,916(c)            $6,290,628
Baxter Intl                                   682,770               26,812,377
Boston Scientific                             165,343(b)             4,786,680
Guidant                                       389,666               26,809,021
Medtronic                                     269,900               14,558,406
Total                                                               79,257,112

Health Care Providers & Services (6.1%)
Aetna                                         129,761               10,043,501
AmerisourceBergen                              97,019                6,964,994
Cardinal Health                               753,672               44,903,778
HCA                                         1,075,341               52,960,544
HealthSouth                                 1,149,893(b)             6,163,426
Magellan Health Services                      412,550(b)            14,777,541
McKesson                                      122,988                5,534,460
Medco Health Solutions                        356,370(b)            17,262,563
UnitedHealth Group                            576,327               30,141,902
WellPoint                                      38,494(b)             2,723,066
Total                                                              191,475,775

Household Durables (0.4%)
Harman Intl Inds                               11,100                  954,045
Sony                                          279,100(c)             9,211,467
Tempur-Pedic Intl                             149,900(b,d)           2,579,779
Total                                                               12,745,291

Household Products (2.9%)
Colgate-Palmolive                             164,701                8,719,271
Procter & Gamble                              653,513               36,354,928
Spectrum Brands                             1,497,097(b)            46,410,007
Total                                                               91,484,206

Industrial Conglomerates (1.3%)
Tyco Intl                                   1,362,273(c)            41,508,458

Insurance (2.2%)
ACE                                           388,636(c)            17,958,870
American Intl Group                           758,143               45,640,208
Chubb                                          35,323                3,137,389
Hartford Financial Services Group              40,009                3,223,525
Total                                                               69,959,992

Internet & Catalog Retail (0.5%)
eBay                                          340,009(b)            14,205,576

Internet Software & Services (1.8%)
Google Cl A                                   195,549(b)            56,271,180

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Media (11.2%)
Comcast Cl A                                1,237,137(b)           $38,017,220
Liberty Global Cl A                            65,420(b)             3,103,525
NTL                                         3,776,488(b)           251,627,395
Vivendi Universal ADR                       1,749,273(c)            55,591,896
Total                                                              348,340,036

Metals & Mining (2.2%)
Barrick Gold                                   22,982(c)               563,059
Coeur d'Alene Mines                         4,711,561(b,d)          16,726,042
Glamis Gold                                   286,200(b,c)           4,999,914
Harmony Gold Mining ADR                       423,600(c)             3,473,520
Kinross Gold                                  655,900(b,c)           3,646,804
Newmont Mining                                999,447               37,529,234
PAN American Silver                            37,200(b,c)             589,620
Stillwater Mining                             284,500(b)             2,321,520
Total                                                               69,849,713

Multiline Retail (0.6%)
JC Penney                                      89,528                5,026,102
Kohl's                                        217,921(b)            12,279,848
Total                                                               17,305,950

Oil & Gas (2.6%)
Anadarko Petroleum                            208,300               18,403,305
Burlington Resources                           61,535                3,945,009
Chevron                                       288,200               16,718,482
ConocoPhillips                                332,600               20,817,434
Kinder Morgan Management LLC                    --(b)                       15
Marathon Oil                                  192,200               11,216,792
Valero Energy                                 147,525               12,212,120
Total                                                               83,313,157

Personal Products (2.5%)
Avon Products                                  94,659                3,096,296
Gillette                                    1,432,333               76,873,312
Total                                                               79,969,608

Pharmaceuticals (8.7%)
Abbott Laboratories                           513,030               23,922,589
AstraZeneca                                   111,443(c)             5,036,260
Bristol-Myers Squibb                          726,156(d)            18,139,377
GlaxoSmithKline ADR                           263,390(c)            12,495,222
Johnson & Johnson                             722,707(d)            46,224,340
Novartis ADR                                  649,378(c)            31,631,202
Pfizer                                      3,039,799               80,554,673
Roche Holding                                 185,822(c)            25,201,658
Schering-Plough                               726,500               15,125,730
Wyeth                                         296,331               13,557,143
Total                                                              271,888,194

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (3.4%)
Applied Materials                             171,674               $3,169,102
ASML Holding                                    5,000(b,c)              88,000
Freescale Semiconductor Cl A                  921,162(b)            23,508,054
Freescale Semiconductor Cl B                  302,062(b)             7,778,097
Intel                                       2,079,491               56,437,386
Texas Instruments                             470,057               14,929,010
Total                                                              105,909,649

Software (3.6%)
Electronic Arts                               164,183(b)             9,456,941
Mercury Interactive                           355,019(b)            13,977,098
Microsoft                                   1,640,748               42,019,556
Novell                                        257,010(b)             1,562,621
Oracle                                      1,842,147(b)            25,016,356
Siebel Systems                              1,204,024               10,113,802
Symantec                                      488,754(b)            10,737,925
Total                                                              112,884,299

Specialty Retail (--%)
Gap                                            62,488                1,319,122

Thrifts & Mortgage Finance (0.9%)
Countrywide Financial                         419,451               15,100,237
Fannie Mae                                    190,811               10,658,702
Freddie Mac                                    63,554                4,021,697
Total                                                               29,780,636

Tobacco (0.7%)
Altria Group                                  351,865               23,560,880

Wireless Telecommunication Services (7.4%)
Hutchison Telecommunications
  Intl ADR                                    614,003(b,c)          10,462,611
Millicom Intl Cellular                        375,142(b,c,d)         7,968,016
NeuStar Cl A                                  115,558(b)             3,235,624
Nextel Communications Cl A                  4,599,721(b)           160,070,291
Orascom Telecom                               519,728(c)            25,269,175
Turkcell Iletisim Hizmetleri                  480,379(c)             6,610,015
Vodafone Group ADR                            798,073(c)            20,614,226
Total                                                              234,229,958

Total Common Stocks
(Cost: $2,619,729,854)                                          $2,944,595,574

Options Purchased (0.3%)
Issuer                 Contracts       Exercise      Expiration       Value(a)
                                         price          date

Call
Nextel
  Communications        10,680          $27.50        Jan. 2006     $8,490,600

Put
S&P 500 Index            1,365           1,135        Dec. 2005      1,405,950

Total Options Purchased
(Cost: $8,694,885)                                                  $9,896,550

Short-Term Securities (9.3%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (1.6%)
Federal Home Loan Mtge Corp Disc Nt
   09-13-05               3.32%           $50,000,000              $49,788,527

Commercial Paper (7.7%)
Alpine Securitization
  08-01-05                3.31             20,100,000(f)            20,094,456
Bryant Park Funding LLC
  08-15-05                3.36             20,000,000(f)            19,968,361
  08-22-05                3.38             15,000,000(f)            14,966,300
Chariot Funding LLC
  08-25-05                3.43             20,000,000(f)            19,948,700
  08-26-05                3.45             20,000,000(f)            19,946,489
CHARTA LLC
  09-02-05                3.45             35,000,000(f)            34,882,945
FCAR Owner Trust I
  08-04-05                3.27             15,000,000               14,991,825
Grampian Funding LLC
  08-01-05                3.31             29,000,000(f)            28,992,001
HSBC Finance
  08-01-05                3.31             14,200,000               14,196,083
K2 (USA) LLC
  08-19-05                3.36             25,000,000               24,951,146
Preferred Receivables Funding
  08-24-05                3.39             30,000,000(f)            29,926,767
Total                                                              242,865,073

Total Short-Term Securities
(Cost: $292,680,943)                                              $292,653,600

Total Investments in Securities
(Cost: $2,921,105,682)(g)                                       $3,247,145,724

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 14.1% of net assets.

(d) At July 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of net assets. See Note 4 to the financial statements. 8.0% of net assets is the Portfolio's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $188,726,019 or 6.0% of net assets.

(g) At July 31, 2005, the cost of securities for federal income tax purposes was $2,944,865,213 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $340,547,365
      Unrealized depreciation                                      (38,266,854)
                                                                   -----------
      Net unrealized appreciation                                 $302,280,511
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
15 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

July 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,921,105,682)                                                                          $3,247,145,724
Dividends and accrued interest receivable                                                                         1,496,603
Receivable for investment securities sold                                                                        84,047,080
                                                                                                                 ----------
Total assets                                                                                                  3,332,689,407
                                                                                                              =============
Liabilities
Disbursements in excess of cash on demand deposit                                                                   321,748
Payable for investment securities purchased                                                                     147,549,031
Payable upon return of securities loaned (Note 4)                                                                39,971,200
Accrued investment management services fee                                                                           49,547
Other accrued expenses                                                                                              135,650
                                                                                                                    -------
Total liabilities                                                                                               188,027,176
                                                                                                                -----------
Net assets                                                                                                   $3,144,662,231
                                                                                                             ==============
* Including securities on loan, at value (Note 4)                                                            $   38,111,730
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Statement of operations
Growth Portfolio

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                      $ 38,136,284
Interest                                                                                                          2,553,033
Fee income from securities lending (Note 4)                                                                         561,115
   Less foreign taxes withheld                                                                                     (737,925)
                                                                                                                   --------
Total income                                                                                                     40,512,507
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                               18,968,320
Compensation of board members                                                                                        19,204
Custodian fees                                                                                                      264,471
Audit fees                                                                                                           33,000
Other                                                                                                               115,398
                                                                                                                    -------
Total expenses                                                                                                   19,400,393
   Earnings credits on cash balances (Note 2)                                                                        (1,699)
                                                                                                                     ------
Total net expenses                                                                                               19,398,694
                                                                                                                 ----------
Investment income (loss) -- net                                                                                  21,113,813
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                               295,603,187
   Foreign currency transactions                                                                                    (36,291)
   Options contracts written (Note 5)                                                                            (6,253,539)
                                                                                                                 ----------
Net realized gain (loss) on investments                                                                         289,313,357
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           243,575,091
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           532,888,448
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $554,002,261
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
Growth Portfolio

Year ended July 31,                                                                      2005                      2004
Operations
Investment income (loss) -- net                                                    $   21,113,813            $   21,150,217
Net realized gain (loss) on investments                                               289,313,357               362,598,800
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 243,575,091              (210,306,341)
                                                                                      -----------              ------------
Net increase (decrease) in net assets resulting from operations                       554,002,261               173,442,676
                                                                                      -----------               -----------
Proceeds from contributions                                                            56,639,055                20,257,382
Fair value of withdrawals                                                            (562,295,652)             (544,632,609)
                                                                                     ------------              ------------
Net contributions (withdrawals) from partners                                        (505,656,597)             (524,375,227)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                                48,345,664              (350,932,551)
Net assets at beginning of year                                                     3,096,316,567             3,447,249,118
                                                                                    -------------             -------------
Net assets at end of year                                                          $3,144,662,231            $3,096,316,567
                                                                                   ==============            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
20 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with RiverSource Investments, LLC to manage its portfolio. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. Under an Investment Management Service Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.60% to 0.48% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,705,757 for the year ended July 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
21 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the year ended July 31, 2005, the Portfolio's custodian fees were reduced by $1,699 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

According to a Placement Agency Agreement, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,922,996,626 and $4,573,625,345, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial were $13,720 for the year ended July 31, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At July 31, 2005, securities valued at $38,111,730 were on loan to brokers. For collateral, the Portfolio received $39,971,200 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $561,115 for year ended July 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                        Year ended July 31, 2005
                                   Calls                        Puts
                          Contracts     Premiums       Contracts    Premiums
Balance July 31, 2004        --         $      --           --     $        --
Opened                      780           882,931       10,280       9,835,760
Closed                     (780)         (882,931)     (10,280)     (9,835,760)
                           ----         ---------      -------     -----------
Balance July 31, 2005        --         $      --           --     $        --
                           ----         ---------      -------     -----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data:
Fiscal period ended July 31,                                                2005    2004     2003        2002      2001
Ratio of expenses to average daily net assets(a)                            .64%    .49%     .62%        .47%      .55%
Ratio of net investment income (loss) to average daily net assets           .70%    .61%     .59%        .37%      .09%
Portfolio turnover rate (excluding short-term securities)                   136%    171%     205%        225%       41%
Total return(b)                                                           20.12%   4.65%    9.73%     (29.17%)  (41.87%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

GROWTH TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Portfolio (a series of Growth Trust) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the five-year period ended July 31, 2005. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

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24 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

July 31, 2005
Assets
Investment in Portfolio (Note 1)                                                                             $3,144,608,611
Capital shares receivable                                                                                         1,022,690
                                                                                                                  ---------
Total assets                                                                                                  3,145,631,301
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              289,626
Accrued distribution fee                                                                                             30,742
Accrued service fee                                                                                                     840
Accrued transfer agency fee                                                                                           5,291
Accrued administrative services fee                                                                                   3,849
Other accrued expenses                                                                                              240,697
                                                                                                                    -------
Total liabilities                                                                                                   571,045
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $3,145,060,256
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,125,608
Additional paid-in capital                                                                                    3,754,721,405
Undistributed net investment income                                                                               1,171,059
Accumulated net realized gain (loss) (Note 5)                                                                  (937,992,748)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           326,034,932
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $3,145,060,256
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $2,101,095,913
                                                           Class B                                           $  578,073,340
                                                           Class C                                           $   14,995,769
                                                           Class I                                           $  146,738,136
                                                           Class Y                                           $  304,157,098
Net asset value per share of outstanding capital stock:    Class A shares             74,131,468             $        28.34
                                                           Class B shares             22,222,644             $        26.01
                                                           Class C shares                576,446             $        26.01
                                                           Class I shares              5,072,507             $        28.93
                                                           Class Y shares             10,557,701             $        28.81
                                                                                      ----------             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Growth Fund

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                      $ 38,135,671
Interest                                                                                                          2,552,993
Fee income from securities lending                                                                                  561,105
   Less foreign taxes withheld                                                                                     (737,912)
                                                                                                                   --------
Total income                                                                                                     40,511,857
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                19,398,381
Distribution fee
   Class A                                                                                                        5,058,973
   Class B                                                                                                        5,641,889
   Class C                                                                                                          128,612
Transfer agency fee                                                                                               5,869,135
Incremental transfer agency fee
   Class A                                                                                                          427,875
   Class B                                                                                                          286,709
   Class C                                                                                                            6,131
Service fee -- Class Y                                                                                              329,679
Administrative services fees and expenses                                                                         1,370,094
Compensation of board members                                                                                        13,737
Printing and postage                                                                                                754,975
Registration fees                                                                                                    72,275
Audit fees                                                                                                           11,000
Other                                                                                                                49,263
                                                                                                                     ------
Total expenses                                                                                                   39,418,728
   Earnings credits on cash balances (Note 2)                                                                      (114,220)
                                                                                                                   --------
Total net expenses                                                                                               39,304,508
                                                                                                                 ----------
Investment income (loss) -- net                                                                                   1,207,349
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        295,598,845
   Foreign currency transactions                                                                                    (36,290)
   Options contracts written                                                                                     (6,253,432)
                                                                                                                 ----------
Net realized gain (loss) on investments                                                                         289,309,123
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           243,570,687
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           532,879,810
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $534,087,159
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund

Year ended July 31,                                                                       2005                     2004
Operations
Investment income (loss) -- net                                                    $    1,207,349            $   (2,970,542)
Net realized gain (loss) on investments                                               289,309,123               362,594,443
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 243,570,687              (210,303,690)
                                                                                      -----------              ------------
Net increase (decrease) in net assets resulting from operations                       534,087,159               149,320,211
                                                                                      -----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                            245,400,269               285,165,756
   Class B shares                                                                      84,469,961                80,166,420
   Class C shares                                                                       4,411,692                 4,297,146
   Class I shares                                                                     115,544,634                18,579,557
   Class Y shares                                                                      47,375,409               110,428,653
Payments for redemptions
   Class A shares                                                                    (623,373,452)             (533,084,922)
   Class B shares (Note 2)                                                           (200,303,603)             (286,628,598)
   Class C shares (Note 2)                                                             (4,584,216)               (3,709,528)
   Class I shares                                                                      (1,248,614)                   (7,079)
   Class Y shares                                                                    (152,214,350)             (176,524,688)
                                                                                     ------------              ------------
Increase (decrease) in net assets from capital share transactions                    (484,522,270)             (501,317,283)
                                                                                     ------------              ------------
Total increase (decrease) in net assets                                                49,564,889              (351,997,072)
Net assets at beginning of year                                                     3,095,495,367             3,447,492,439
                                                                                    -------------             -------------
Net assets at end of year                                                          $3,145,060,256            $3,095,495,367
                                                                                   ==============            ==============
Undistributed net investment income                                                $    1,171,059            $           --
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 4.67% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio

The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at July 31, 2005 was 99.99%.

--------------------------------------------------------------------------------
28 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
29 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $36,290 and accumulated net realized loss has been decreased by $36,290.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                    2005           2004
Class A
Distributions paid from:
     Ordinary income                                    $--            $--
     Long-term capital gain                              --             --
Class B
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --
Class C
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --
Class I*
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --
Class Y
Distributions paid from:
     Ordinary income                                     --             --
     Long-term capital gain                              --             --

* Inception date is March 4, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $   1,171,059
Accumulated long-term gain (loss)                            $(913,031,953)
Unrealized appreciation (depreciation)                       $ 301,074,137

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
30 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with Ameriprise Financial to provide administrative services. Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administrative and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
31 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,726,588 for Class A, $634,395 for Class B and $2,160 for Class C for the year ended July 31, 2005.

During the year ended July 31, 2005, the Fund's transfer agency fees were reduced by $114,220 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C        Class I      Class Y
Sold                                        9,267,227      3,475,136      181,331      4,366,146    1,841,710
Issued for reinvested distributions                --             --           --             --           --
Redeemed                                  (24,353,716)    (8,484,021)    (194,446)       (44,571)  (5,823,100)
                                          -----------     ----------     --------        -------   ----------
Net increase (decrease)                   (15,086,489)    (5,008,885)     (13,115)     4,321,575   (3,981,390)
                                          -----------     ----------      -------      ---------   ----------

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C       Class I*      Class Y
Sold                                       11,944,233      3,592,298      193,314        751,217    4,533,974
Issued for reinvested distributions                --             --           --             --           --
Redeemed                                  (21,995,982)   (12,837,345)    (164,669)          (285)  (7,210,738)
                                          -----------    -----------     --------           ----   ----------
Net increase (decrease)                   (10,051,749)    (9,245,047)      28,645        750,932   (2,676,764)
                                          -----------     ----------       ------        -------   ----------

* Inception date is March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

--------------------------------------------------------------------------------
32 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $913,031,953 at July 31, 2005, that if not offset by capital gains will expire as follows:

                             2010                         2011
                         $544,257,626                 $368,774,327

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $23.73       $22.80       $20.88      $29.68     $ 54.36
                                                                        ------       ------       ------      ------     -------
Income from investment operations:
Net investment income (loss)                                               .04          .02           --        (.04)       (.14)
Net gains (losses) (both realized and unrealized)                         4.57          .91         1.92       (8.74)     (22.34)
                                                                        ------       ------       ------      ------     -------
Total from investment operations                                          4.61          .93         1.92       (8.78)     (22.48)
                                                                        ------       ------       ------      ------     -------
Less distributions:
Distributions from realized gains                                           --           --           --        (.02)      (2.20)
                                                                        ------       ------       ------      ------     -------
Net asset value, end of period                                          $28.34       $23.73       $22.80      $20.88     $ 29.68
                                                                        ------       ------       ------      ------     -------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $2,101       $2,117       $2,263      $2,213      $3,851
Ratio of expenses to average daily net assets(b)                         1.19%        1.03%        1.21%        .99%        .99%
Ratio of net investment income (loss) to average daily net assets         .16%         .07%          --%       (.15%)      (.34%)
Portfolio turnover rate (excluding short-term securities)                 136%         171%         205%        225%         41%
Total return(c)                                                         19.43%        4.08%        9.20%     (29.59%)    (42.14%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $21.95       $21.25       $19.61      $28.11     $ 52.02
                                                                        ------       ------       ------      ------     -------
Income from investment operations:
Net investment income (loss)                                              (.16)        (.16)        (.17)       (.25)       (.42)
Net gains (losses) (both realized and unrealized)                         4.22          .86         1.81       (8.23)     (21.29)
                                                                        ------       ------       ------      ------     -------
Total from investment operations                                          4.06          .70         1.64       (8.48)     (21.71)
                                                                        ------       ------       ------      ------     -------
Less distributions:
Distributions from realized gains                                           --           --           --        (.02)      (2.20)
                                                                        ------       ------       ------      ------     -------
Net asset value, end of period                                          $26.01       $21.95       $21.25      $19.61     $ 28.11
                                                                        ------       ------       ------      ------     -------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $578         $598         $775        $845      $1,510
Ratio of expenses to average daily net assets(b)                         1.97%        1.81%        1.99%       1.77%       1.75%
Ratio of net investment income (loss) to average daily net assets        (.62%)       (.71%)       (.77%)      (.93%)     (1.11%)
Portfolio turnover rate (excluding short-term securities)                 136%         171%         205%        225%         41%
Total return(c)                                                         18.50%        3.29%        8.36%     (30.18%)    (42.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $21.95       $21.25       $19.62      $28.12     $ 52.03
                                                                        ------       ------       ------      ------     -------
Income from investment operations:
Net investment income (loss)                                              (.16)        (.16)        (.17)       (.21)       (.42)
Net gains (losses) (both realized and unrealized)                         4.22          .86         1.80       (8.27)     (21.29)
                                                                        ------       ------       ------      ------     -------
Total from investment operations                                          4.06          .70         1.63       (8.48)     (21.71)
                                                                        ------       ------       ------      ------     -------
Less distributions:
Distributions from realized gains                                           --           --           --        (.02)      (2.20)
                                                                        ------       ------       ------      ------     -------
Net asset value, end of period                                          $26.01       $21.95       $21.25      $19.62     $ 28.12
                                                                        ------       ------       ------      ------     -------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $15          $13          $12          $7          $9
Ratio of expenses to average daily net assets(b)                         1.97%        1.81%        2.01%       1.80%       1.75%
Ratio of net investment income (loss) to average daily net assets        (.62%)       (.71%)       (.81%)      (.96%)     (1.10%)
Portfolio turnover rate (excluding short-term securities)                 136%         171%         205%        225%         41%
Total return(c)                                                         18.50%        3.29%        8.31%     (30.17%)    (42.56%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
34 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004(b)
Net asset value, beginning of period                                    $24.10       $25.61
                                                                        ------       ------
Income from investment operations:
Net investment income (loss)                                               .12          .09
Net gains (losses) (both realized and unrealized)                         4.71        (1.60)
                                                                        ------       ------
Total from investment operations                                          4.83        (1.51)
                                                                        ------       ------
Net asset value, end of period                                          $28.93       $24.10
                                                                        ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $147          $18
Ratio of expenses to average daily net assets(c)                          .75%         .57%(d)
Ratio of net investment income (loss) to average daily net assets         .55%         .43%(d)
Portfolio turnover rate (excluding short-term securities)                 136%         171%
Total return(e)                                                         20.04%       (5.90%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005         2004         2003        2002        2001
Net asset value, beginning of period                                    $24.07       $23.09       $21.11      $29.96     $ 54.75
                                                                        ------       ------       ------      ------     -------
Income from investment operations:
Net investment income (loss)                                               .09          .07          .04          --        (.07)
Net gains (losses) (both realized and unrealized)                         4.65          .91         1.94       (8.83)     (22.52)
                                                                        ------       ------       ------      ------     -------
Total from investment operations                                          4.74          .98         1.98       (8.83)     (22.59)
                                                                        ------       ------       ------      ------     -------
Less distributions:
Distributions from realized gains                                           --           --           --        (.02)      (2.20)
                                                                        ------       ------       ------      ------     -------
Net asset value, end of period                                          $28.81       $24.07       $23.09      $21.11     $ 29.96
                                                                        ------       ------       ------      ------     -------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $304         $350         $398        $481        $974
Ratio of expenses to average daily net assets(b)                         1.02%         .86%        1.03%        .82%        .83%
Ratio of net investment income (loss) to average daily net assets         .34%         .25%         .18%        .02%       (.18%)
Portfolio turnover rate (excluding short-term securities)                 136%         171%         205%        225%         41%
Total return(c)                                                         19.69%        4.24%        9.38%     (29.48%)    (42.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Growth Fund (a series of AXP Growth Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the five-year period ended July 31, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Growth Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
36 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
37 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

                                                       Beginning           Ending              Expenses
                                                     account value      account value         paid during      Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,086.70            $6.29(c)           1.23%
     Hypothetical (5% return before expenses)           $1,000            $1,018.49            $6.09(c)           1.23%
Class B
     Actual(b)                                          $1,000            $1,082.80           $10.27(c)           2.01%
     Hypothetical (5% return before expenses)           $1,000            $1,014.66            $9.93(c)           2.01%
Class C
     Actual(b)                                          $1,000            $1,083.30           $10.27(c)           2.01%
     Hypothetical (5% return before expenses)           $1,000            $1,014.66            $9.93(c)           2.01%
Class I
     Actual(b)                                          $1,000            $1,089.60            $3.89(c)            .76%
     Hypothetical (5% return before expenses)           $1,000            $1,020.79            $3.77(c)            .76%
Class Y
     Actual(b)                                          $1,000            $1,088.00            $5.38(c)           1.05%
     Hypothetical (5% return before expenses)           $1,000            $1,019.37            $5.20(c)           1.05%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +8.67% for Class A, +8.28% for Class B, +8.33% for Class C, +8.96% for Class I and +8.80% for Class Y.

(c) Pending final approval from the Fund's Board of Directors, it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $6.34 for Class A, $10.32 for Class B, $10.32 for Class C, $3.95 for Class I and $5.43 for Class Y; the hypothetical expenses paid would have been $6.14 for Class A, $9.98 for Class B, $9.98 for Class C, $3.82 for Class I and $5.25 for Class Y.

--------------------------------------------------------------------------------
38 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
39 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
40 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
41 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On Feb. 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
42 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below median for its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
43 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
44 -- AXP GROWTH FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Large Cap
        Equity
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Large Cap Equity Fund
seeks to provide shareholders
with long-term growth of capital.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance           8

Investments in Securities                 10

Financial Statements                      16

Notes to Financial Statements             19

Report of Independent Registered
   Public Accounting Firm                 32

Federal Income Tax Information            33

Fund Expenses Example                     35

Board Members and Officers                37

Approval of Investment Management
   Services Agreement                     40

Proxy Voting                              41

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSource(SM) brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Fund Snapshot
        AT JULY 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Robert Ewing                              1/05               16
Nick Thakore                              1/05               11

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 3/28/02    B: 3/28/02   C: 3/28/02   I: 3/4/04    Y: 3/28/02

Ticker symbols by class
A: ALEAX      B: ALEBX     C: ARQCX     I: --        Y: ALEYX

Total net assets                                         $1.553 billion

Number of holdings                                                  293

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X               LARGE
                           MEDIUM   SIZE
                           SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials 20.9%
Information Technology 13.7%
Health Care 11.9%
Consumer Discretionary 10.4%
Telecommunication Services 10.2%
Consumer Staples 8.6%
Industrials 7.3%
Energy 7.1%
Short-Term Securities* 5.6%
Materials 2.6%
Utilities 1.7%

* Of the 5.6%, 2.1% is due to security lending activity and 3.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Sprint
(Diversified Telecommunication Services)                           4.5%
NTL (Media)                                                        3.0
Exxon Mobil (Oil & Gas)                                            2.2
Pfizer (Pharmaceuticals)                                           1.9
Bank of America (Commercial Banks)                                 1.7
American Intl Group (Insurance)                                    1.7
Nextel Communications Cl A
(Wireless Telecommunication Services)                              1.7
Citigroup (Diversified Financial Services)                         1.6
Dell (Computers & Peripherals)                                     1.4
Altria Group (Tobacco)                                             1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                +13.99%            +16.20%             +12.56%

+13.99% = AXP Large Cap Equity Fund Class A (excluding sales charge) +16.20% = Russell 1000(R) Index (unmanaged)
+12.56% = Lipper Large-Cap Core Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions) The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (3/28/02)             (3/28/02)              (3/28/02)          (3/4/04)         (3/28/02)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)          NAV(6)
at July 31, 2005
1 year                     +13.99%    +7.44%     +13.09%    +8.09%       +13.06%   +12.06%       +14.64%         +14.06%
3 years                    +10.37%    +8.22%      +9.58%    +8.46%        +9.56%    +9.56%          N/A          +10.57%
Since inception             +3.12%    +1.30%      +2.30%    +1.44%        +2.35%    +2.35%        +5.73%          +3.28%

at June 30, 2005
1 year                      +5.72%    -0.36%      +4.94%    -0.06%        +4.93%    +3.93%        +6.38%          +6.02%
3 years                     +7.18%    +5.09%      +6.44%    +5.25%        +6.43%    +6.43%          N/A           +7.44%
Since inception             +2.35%    +0.50%      +1.56%    +0.66%        +1.62%    +1.62%        +3.99%          +2.57%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Large Cap Equity Fund's Class A shares advanced 13.99%, excluding sales charge, for the 12 months ended July 31, 2005. The Fund underperformed its benchmark, the Russell 1000 Index (Russell Index), which increased 16.20% during the period. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 12.56% during the same time frame.

On Oct. 1, 2004, Robert Ewing and Nick Thakore began managing the Fund on a temporary basis for Doug Chase, the Fund's portfolio manager, who took a leave of absence. Mr. Chase subsequently decided to leave on Jan. 3, 2005. Mr.
Ewing and Mr. Thakore were named portfolio managers of the Fund. Together they manage the Fund in conjunction with a team of equity analysts. Below, Mr.
Ewing and Mr. Thakore discuss the Fund's results and positioning for the annual period ended July 31, 2005.

Q:  What factors most significantly affected performance for the period?

A: During the 12-month period, stock selection and sector allocation detracted from performance relative to the Russell Index. Stock selection within the information technology and telecommunications sectors helped Fund performance. However, selection within the financials and consumer discretionary sectors detracted from performance.

    In terms of sector allocation, the industrial sector did not perform well and as a result, our smaller position helped performance. The Fund's cash position detracted from performance, as holding cash during the period when the market was up meant losing out on opportunities in the market for positive returns. In addition, the Fund's large exposure to the health care sector hurt performance.

    Three of the largest contributors to Fund performance during the period were Sprint, cell phone maker Nokia and Medco Health Solutions, a health services company. The Fund's smaller position in Home Depot detracted from performance during the period as did our smaller position in computer company Apple, which had strong performance throughout the year. Finally, our larger position in financial company Fannie Mae hurt performance as the stock struggled throughout the period.

--------------------------------------------------------------------------------
5 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > In terms of sector allocation, the industrial sector did not perform well and as a result, our smaller position helped performance.
[END CALLOUT QUOTE]

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The annual period encompassed our interim management period and the subsequent naming as portfolio managers. In January 2005, we began implementing our current three-sided investment process in which we each manage approximately one-third of the Fund's assets while our equity analyst team selects stocks for the remaining one-third of the Fund.

    Regarding sector allocation, we lowered our exposure to the health care sector the most throughout the 12-month period. We sold some holdings in the consumer staples area and in industrials, where we believe we are late in the economic expansion and do not think it is prudent to have large positions in the sector. Finally, we added positions to the telecommunications services, utilities and consumer discretionary sectors.

Q:  How do you plan to manage the Fund in the coming months?

A: We are somewhat cautious given that this is the fourth year of economic expansion. Though we believe the economy will continue to grow, we think its growth rate will noticeably decelerate. In the context of this economic outlook and what we consider to be high equity valuations, we think it is appropriate to be careful.

    Although this Fund essentially uses a fundamentally driven, bottom-up strategy, we realize how important it is to be cognizant of market trends and potential risks. We continue to have a more cautious stance, emphasizing higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings.

--------------------------------------------------------------------------------
6 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > We are focusing on larger stocks because they tend to be more stable companies and have been more attractively valued than mid-cap and small-cap stocks. [END CALLOUT QUOTE]

    One of the portfolio's current themes is increasing the average market cap for the Fund's holdings. We are focusing on larger stocks because they tend to be more stable companies and have been more attractively valued than mid-cap and small-cap stocks. The Fund is designed and set up currently for more stability and is positioned to benefit from any upcoming periods of notable growth.

    We continue to see benefits from our three-sided approach to managing this Fund. We oversee all three segments to monitor overall sector weightings and individual stock positions. We believe that our strategy, which taps opportunities across multiple sectors and investment styles, will be instrumental to the Fund's results in the current market environment.

--------------------------------------------------------------------------------
7 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Large Cap Equity Fund Class A shares (from 4/1/02 to 7/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.02         $ --          $0.01           $0.03
July 31, 2004                --         0.20           0.02            0.22
July 31, 2003                --           --             --              --
July 31, 2002(1)             --           --             --              --

(1) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

--------------------------------------------------------------------------------
8 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP LARGE CAP EQUITY FUND

AXP Large Cap Equity Fund Class A (includes sales charge)         $ 9,425   $7,766   $8,546   $ 9,160   $10,441
Russell 1000(R) Index(1)                                          $10,000   $8,014   $8,911   $10,072   $11,704
Lipper Large-Cap Core Funds Index(2)                              $10,000   $8,108   $8,808   $ 9,690   $10,907
                                                                   4/1/02     7/02     7/03      7/04      7/05

COMPARATIVE RESULTS

Results at July 31, 2005                                                                       Since
                                                                       1 year    3 years    inception(3)
AXP Large Cap Equity Fund (includes sales charge)
Class A          Cumulative value of $10,000                          $10,744    $12,674      $10,441
                 Average annual total return                           +7.44%     +8.22%       +1.30%
Russell 1000(R) Index(1)
                 Cumulative value of $10,000                          $11,620    $14,606      $11,704
                 Average annual total return                          +16.20%    +13.46%       +4.83%
Lipper Large-Cap Core Funds Index(2)
                 Cumulative value of $10,000                          $11,256    $13,452      $10,907
                 Average annual total return                          +12.56%    +10.39%       +2.63%

Results for other share classes can be found on page 4.

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from March 28, 2002. Russell 1000 Index and Lipper peer group data is from April 1, 2002.

--------------------------------------------------------------------------------
9 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Large Cap Equity Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (96.8%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (3.1%)
Boeing                                        132,630               $8,754,907
Empresa Brasileira de
  Aeronautica ADR                             119,302(c)             3,858,227
General Dynamics                               12,727                1,466,023
Goodrich                                      116,774                5,166,082
Honeywell Intl                                210,201                8,256,695
Lockheed Martin                               137,816                8,599,718
Northrop Grumman                               80,844                4,482,800
United Technologies                           158,889                8,055,672
Total                                                               48,640,124

Auto Components (0.1%)
Johnson Controls                                8,639                  496,224
Lear                                           11,436                  489,118
Total                                                                  985,342

Automobiles (0.2%)
Ford Motor                                     85,134                  914,339
General Motors                                 64,760(d)             2,384,463
Harley-Davidson                                13,137                  698,757
Total                                                                3,997,559

Beverages (1.0%)
Coca-Cola                                      18,776                  821,638
Coca-Cola Enterprises                          42,291                  993,839
PepsiCo                                       245,882               13,407,945
Total                                                               15,223,422

Biotechnology (1.5%)
Amgen                                         162,488(b)            12,958,418
Biogen Idec                                    68,514(b)             2,691,915
Genentech                                      65,830(b)             5,880,594
Gilead Sciences                                53,201(b)             2,383,937
Total                                                               23,914,864

Building Products (0.2%)
American Standard Companies                    27,504                1,217,877
Masco                                          44,839                1,520,491
Total                                                                2,738,368

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Capital Markets (2.8%)
Bank of New York                              107,433               $3,306,788
E*TRADE Financial                             107,034(b)             1,660,097
Franklin Resources                             74,301                6,005,007
Investors Financial Services                  207,410                7,139,052
Legg Mason                                     11,332                1,157,564
Lehman Brothers Holdings                       50,518                5,310,957
Merrill Lynch & Co                             52,867                3,107,522
Morgan Stanley                                191,367               10,152,019
National Financial Partners                    10,574                  478,474
Nomura Holdings                                97,200(c)             1,150,616
State Street                                   88,509                4,402,438
Total                                                               43,870,534

Chemicals (1.1%)
Dow Chemical                                  195,329                9,366,026
Eastman Chemical                               18,408                1,019,619
EI du Pont de Nemours & Co                     41,999                1,792,517
Lyondell Chemical                              46,581                1,301,473
Monsanto                                       54,927                3,700,432
RPM Intl                                       27,333                  512,494
Total                                                               17,692,561

Commercial Banks (4.3%)
Bank of America                               632,640               27,583,104
Commerce Bancorp                              108,171(d)             3,670,242
Fifth Third Bancorp                            26,291                1,133,142
ICICI Bank ADR                                 38,269(c)             1,010,684
PNC Financial Services Group                   82,245                4,508,671
Regions Financial                              23,288                  783,408
US Bancorp                                    160,442                4,822,887
Wachovia                                      199,329               10,042,195
Wells Fargo & Co                              230,404               14,132,981
Western Alliance Bancorp                          304(b)                 9,394
Total                                                               67,696,708

Commercial Services & Supplies (1.1%)
Avery Dennison                                 20,285                1,149,551
Career Education                               15,200(b)               589,608
Cendant                                       693,946               14,822,687
Total                                                               16,561,846

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Communications Equipment (2.6%)
CIENA                                         658,925(b)            $1,475,992
Cisco Systems                                 606,218(b)            11,609,075
Corning                                        94,665(b)             1,803,368
Motorola                                      291,050                6,164,439
Nokia ADR                                   1,064,288(c)            16,975,394
QUALCOMM                                       55,709                2,199,948
Total                                                               40,228,216

Computers & Peripherals (3.7%)
Brocade Communications Systems                330,190(b)             1,479,251
Dell                                          543,394(b)            21,991,156
EMC                                           626,589(b)             8,578,003
Hewlett-Packard                               519,650               12,793,783
Intl Business Machines                        151,477               12,642,270
Total                                                               57,484,463

Consumer Finance (0.9%)
Capital One Financial                          98,291                8,109,007
First Marblehead                               41,434(b)             1,439,832
MBNA                                          185,929                4,677,974
Total                                                               14,226,813

Containers & Packaging (0.1%)
Temple-Inland                                  57,494                2,287,686

Distributors (--%)
Genuine Parts                                   8,142                  372,822

Diversified Financial Services (6.8%)
Citigroup                                     595,194               25,890,939
Consumer Discretionary Select
  Sector SPDR Fund                            148,564                5,149,228
Energy Select Sector SPDR Fund                285,008(d)            13,566,381
Health Care Select Sector
  SPDR Fund                                   276,173                8,762,969
Industrial Select Sector
  SPDR Fund                                   291,477(d)             8,898,793
iShares Dow Jones US
  Healthcare Sector Index Fund                141,848                8,916,565
JPMorgan Chase & Co                           414,710               14,572,909
Materials Select Sector
  SPDR Fund                                   332,618(d)             9,526,180
Utilities Select Sector
  SPDR Fund                                   348,316(d)            11,240,157
Total                                                              106,524,121

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Diversified Telecommunication Services (7.7%)
ALLTEL                                         93,518               $6,218,947
BellSouth                                     188,312                5,197,411
Citizens Communications                        39,163                  514,602
KT ADR                                         63,547(c)             1,406,931
MCI                                           138,857                3,543,631
SBC Communications                            581,756               14,223,934
Sprint                                      2,659,750               71,547,274
Telewest Global                               601,498(b,c)          13,437,465
Verizon Communications                        107,110                3,666,375
Total                                                              119,756,570

Electric Utilities (1.2%)
Entergy                                        42,775                3,333,884
Exelon                                        113,730                6,086,830
FPL Group                                      37,773                1,628,772
PPL                                            27,194                1,674,607
Southern                                      120,771                4,225,777
TXU                                             9,907                  858,342
Xcel Energy                                    49,501                  960,814
Total                                                               18,769,026

Electrical Equipment (0.1%)
Emerson Electric                               19,489                1,282,376

Electronic Equipment & Instruments (0.2%)
Flextronics Intl                              177,295(b,c)           2,400,575
Solectron                                     418,329(b)             1,606,383
Total                                                                4,006,958

Energy Equipment & Services (1.0%)
Cooper Cameron                                 18,622(b)             1,321,790
Halliburton                                    86,399                4,842,663
Schlumberger                                   48,563                4,066,666
Transocean                                     49,698(b)             2,804,458
Weatherford Intl                               31,022(b)             1,963,072
Total                                                               14,998,649

Food & Staples Retailing (1.2%)
CVS                                           121,638                3,774,427
Wal-Mart Stores                               291,079               14,364,749
Total                                                               18,139,176

Food Products (0.8%)
General Mills                                  50,591                2,398,013
Kellogg                                       235,450               10,668,240
Total                                                               13,066,253

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Gas Utilities (0.1%)
ONEOK                                          48,928               $1,710,034

Health Care Equipment & Supplies (1.6%)
Alcon                                           9,300(c)             1,065,315
Baxter Intl                                   189,390                7,437,346
Boston Scientific                              84,706(b)             2,452,239
Guidant                                        99,243                6,827,918
Hospira                                        40,635(b)             1,554,289
Medtronic                                     102,643                5,536,563
Total                                                               24,873,670

Health Care Providers & Services (2.8%)
Aetna                                          21,998                1,702,645
AmerisourceBergen                              16,474                1,182,668
Cardinal Health                               170,032               10,130,507
CIGNA                                          16,885                1,802,474
HCA                                           242,155               11,926,134
HealthSouth                                   196,272(b)             1,052,018
Magellan Health Services                       69,925(b)             2,504,714
McKesson                                       21,072                  948,240
Medco Health Solutions                         76,317(b)             3,696,795
UnitedHealth Group                            157,393                8,231,654
WellPoint                                       6,526(b)               461,649
Total                                                               43,639,498

Hotels, Restaurants & Leisure (0.2%)
Applebee's Intl                                64,208                1,702,154
GTECH Holdings                                 32,726                  980,471
Total                                                                2,682,625

Household Durables (0.4%)
Centex                                          5,650                  417,987
Fortune Brands                                  6,614                  625,354
Harman Intl Inds                                1,881                  161,672
Leggett & Platt                                21,366                  540,346
Pulte Homes                                     5,796                  542,622
Sony                                           53,100(c)             1,752,522
Tempur-Pedic Intl                             164,977(b)             2,839,254
Total                                                                6,879,757

Household Products (2.8%)
Colgate-Palmolive                              98,478                5,213,425
Procter & Gamble                              360,305               20,043,767
Spectrum Brands                               610,210(b)            18,916,510
Total                                                               44,173,702

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Industrial Conglomerates (2.5%)
3M                                             20,624               $1,546,800
General Electric                              578,112               19,944,864
Tyco Intl                                     554,264(c)            16,888,424
Total                                                               38,380,088

Insurance (3.7%)
ACE                                           243,468(c)            11,250,656
AFLAC                                          47,433                2,139,228
Allstate                                       20,165                1,235,308
American Intl Group                           455,744               27,435,789
Assurant                                       21,150                  781,493
Chubb                                          64,770                5,752,871
Endurance Specialty Holdings                   36,019(c)             1,404,741
First American                                 27,136                1,192,627
Hartford Financial Services Group              33,324                2,684,915
Montpelier Re Holdings                         12,101(c)               434,668
State Auto Financial                           77,788                2,446,433
United America Indemnity Cl A                   9,883(b,c)             181,155
Total                                                               56,939,884

Internet & Catalog Retail (0.3%)
eBay                                          115,102(b)             4,808,962

Internet Software & Services (0.8%)
Google Cl A                                    34,413(b)             9,902,685
Yahoo!                                         64,892(b)             2,163,499
Total                                                               12,066,184

IT Services (0.6%)
Accenture Cl A                                 65,124(b,c)           1,630,705
Affiliated Computer Services Cl A              65,566(b)             3,276,333
Automatic Data Processing                      21,183                  940,737
First Data                                      7,613                  313,199
Infosys Technologies ADR                        8,257(c)               587,733
Ness Technologies                              42,993(b,c)             429,930
Paychex                                        36,092                1,259,972
Satyam Computer Services ADR                   20,765(c)               593,464
Total                                                                9,032,073

Leisure Equipment & Products (0.1%)
Mattel                                         51,659                  963,440

Machinery (0.5%)
Caterpillar                                    62,655                3,377,731
Illinois Tool Works                            23,710                2,030,762
Ingersoll-Rand Cl A                            11,944(c)               933,662
ITT Inds                                        8,804                  936,746
Total                                                                7,278,901

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Media (6.9%)
Clear Channel Communications                   25,453                 $830,786
Comcast Cl A                                  339,366(b)            10,428,717
Comcast Special Cl A                          105,129(b)             3,153,870
EchoStar Communications Cl A                   32,363                  929,465
Gannett                                        12,256                  894,198
Liberty Global Cl A                            46,713(b)             2,216,065
Liberty Media Cl A                            482,881(b)             4,244,524
McGraw-Hill Companies                          17,243                  793,350
News Corp Cl A                                120,527                1,974,232
NTL                                           712,427(b)            47,469,011
Omnicom Group                                   8,406                  713,417
Reader's Digest Assn                           33,909                  550,682
Time Warner                                   361,370(b)             6,150,517
Tribune                                        72,919                2,661,544
Univision Communications Cl A                  14,712(b)               416,055
Viacom Cl B                                   231,973                7,768,776
Vivendi Universal ADR                         346,059(c)            10,997,755
Walt Disney                                   208,297                5,340,735
Total                                                              107,533,699

Metals & Mining (1.0%)
Alcan                                          31,738(c)             1,072,110
Alcoa                                          79,085                2,218,334
Barrick Gold                                    3,921(c)                96,065
Coeur d'Alene Mines                           804,721(b)             2,856,760
Glamis Gold                                    48,447(b,c)             846,369
Harmony Gold Mining ADR                        72,268(c)               592,598
Kinross Gold                                  111,924(b,c)             622,297
Newmont Mining                                168,531                6,328,338
PAN American Silver                             6,200(b,c)              98,270
Stillwater Mining                              48,183(b)               393,173
Total                                                               15,124,314

Multi-Utilities & Unregulated Power (0.5%)
Dominion Resources                             77,642                5,734,638
Duke Energy                                    43,153                1,274,740
Total                                                                7,009,378

Multiline Retail (1.2%)
Dollar General                                 30,530                  620,370
Federated Dept Stores                          39,067                2,964,013
JC Penney                                      83,224                4,672,195
Kohl's                                         96,668(b)             5,447,242
Target                                         98,138                5,765,608
Total                                                               19,469,428

Office Electronics (0.1%)
Xerox                                         103,982(b)             1,373,602

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Oil & Gas (6.3%)
Anadarko Petroleum                            108,326               $9,570,602
BP ADR                                         70,751(c)             4,661,076
Burlington Resources                           10,437                  669,116
Chevron                                       293,190               17,007,952
ConocoPhillips                                320,951               20,088,323
Devon Energy                                   38,197                2,142,470
Exxon Mobil                                   588,282               34,561,568
Marathon Oil                                   32,585                1,901,661
Newfield Exploration                           52,031(b)             2,210,797
Occidental Petroleum                           16,023                1,318,372
Royal Dutch Shell Cl A ADR                     21,960(b,c)           1,345,709
Valero Energy                                  24,935                2,064,119
Total                                                               97,541,765

Paper & Forest Products (0.4%)
Bowater                                        50,701                1,714,201
Intl Paper                                     75,200                2,376,320
Weyerhaeuser                                   24,409                1,683,733
Total                                                                5,774,254

Personal Products (1.6%)
Avon Products                                 189,783                6,207,802
Gillette                                      346,990               18,622,953
Total                                                               24,830,755

Pharmaceuticals (6.3%)
Abbott Laboratories                           156,775                7,310,418
AstraZeneca                                    19,021(c)               859,585
Bristol-Myers Squibb                          268,789                6,714,349
Eli Lilly & Co                                 51,687                2,911,012
GlaxoSmithKline ADR                            59,322(c)             2,814,236
IVAX                                              200(b)                 5,096
Johnson & Johnson                             281,978               18,035,313
Merck & Co                                    179,853                5,586,234
Novartis ADR                                  146,528(c)             7,137,379
Pfizer                                      1,128,684               29,910,125
Roche Holding                                  32,920(c)             4,464,695
Schering-Plough                               259,205                5,396,648
Wyeth                                         141,770                6,485,978
Total                                                               97,631,068

Real Estate Investment Trust (0.6%)
Apartment Investment
  & Management Cl A                            31,892                1,403,248
Equity Office Properties Trust                100,035                3,546,240
HomeBanc                                      360,044                3,261,999
Jer Investors Trust                            30,271(b)               559,408
Total                                                                8,770,895

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Road & Rail (0.1%)
Norfolk Southern                               24,962                 $928,836

Semiconductors & Semiconductor Equipment (3.5%)
Analog Devices                                 72,157                2,828,554
Applied Materials                              68,848                1,270,934
ASML Holding                                   31,984(b,c)             562,918
ATI Technologies                               42,191(b,c)             531,185
Broadcom Cl A                                 108,532(b)             4,641,914
Credence Systems                               69,912(b)               761,342
Cypress Semiconductor                         157,828(b)             2,266,410
Freescale Semiconductor Cl A                  292,496(b)             7,464,498
Freescale Semiconductor Cl B                  143,448(b)             3,693,786
Intel                                         719,479               19,526,660
Linear Technology                              47,007                1,826,692
Maxim Integrated Products                      15,453                  647,017
MEMC Electronic Materials                     104,056(b)             1,767,911
Texas Instruments                             228,088                7,244,075
Total                                                               55,033,896

Software (2.5%)
Adobe Systems                                   3,883                  115,092
Cadence Design Systems                        118,643(b)             1,908,966
Citrix Systems                                  4,510(b)               107,473
Compuware                                      19,746(b)               166,459
Electronic Arts                                39,090(b)             2,251,584
Macromedia                                     12,986(b)               521,388
Mercury Interactive                            64,752(b)             2,549,286
Microsoft                                     755,127               19,338,802
Novell                                         43,447(b)               264,158
Oracle                                        471,834(b)             6,407,506
Siebel Systems                                309,488                2,599,699
Symantec                                      147,649(b)             3,243,849
Total                                                               39,474,262

Specialty Retail (1.1%)
AutoZone                                        3,207(b)               312,490
Bed Bath & Beyond                              14,246(b)               653,891
Best Buy                                       29,035                2,224,081
Circuit City Stores                            12,197                  222,595
Gap                                            51,591                1,089,086
Home Depot                                    162,683                7,078,338
Lowe's Companies                               34,159                2,262,009
PETCO Animal Supplies                          61,558(b)             1,715,621
Staples                                        36,218                  824,684
Total                                                               16,382,795

Textiles, Apparel & Luxury Goods (0.1%)
Coach                                          14,525(b)               509,973
Nike Cl B                                      12,580                1,054,204
Total                                                                1,564,177

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Thrifts & Mortgage Finance (2.3%)
BankAtlantic Bancorp Cl A                      23,957                 $429,789
Countrywide Financial                         352,161               12,677,796
Fannie Mae                                    195,176               10,902,531
Freddie Mac                                   149,968                9,489,975
Washington Mutual                              36,843                1,565,091
Total                                                               35,065,182

Tobacco (1.4%)
Altria Group                                  320,988               21,493,356

Wireless Telecommunication Services (2.8%)
Hutchison Telecommunications
  Intl ADR                                    105,422(b,c)           1,796,391
Millicom Intl Cellular                         63,718(b,c)           1,353,370
NeuStar Cl A                                   19,532(b)               546,896
Nextel Communications Cl A                    778,974(b)            27,108,296
Orascom Telecom GDR                            93,426(c)             4,542,372
Turkcell Iletisim Hizmetleri ADR               83,247(c)             1,145,479
Vodafone Group ADR                            267,704(c)             6,914,794
Total                                                               43,407,598

Total Common Stocks
(Cost: $1,406,369,997)                                          $1,504,302,535

Short-Term Securities (5.8%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (1.0%)
Federal Home Loan Bank Disc Nt
  08-19-05                3.21%           $15,000,000(f)           $14,972,001

Commercial Paper (4.8%)
Chariot Funding LLC
  08-26-05                3.45             15,000,000               14,959,867
Citigroup Funding
  08-01-05                3.31             19,800,000               19,794,538
FCAR Owner Trust I
  08-04-05                3.27             10,000,000                9,994,550
Natl Australia Funding
  08-08-05                3.27             10,000,000(f)             9,990,917
Sheffield Receivables
  08-22-05                3.41             20,000,000(f)            19,954,666
Total                                                               74,694,538

Total Short-Term Securities
(Cost: $89,674,831)                                                $89,666,539

Total Investments in Securities
(Cost: $1,496,044,828)(g)                                       $1,593,969,074

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 8.4% of net assets.

(d) At July 31, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.2% of net assets. See Note 5 to the financial statements. 3.6% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $44,917,584 or 2.9% of net assets.

(g) At July 31, 2005, the cost of securities for federal income tax purposes was $1,524,155,705 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $ 98,862,905
      Unrealized depreciation                                      (29,049,536)
                                                                   -----------
      Net unrealized appreciation                                 $ 69,813,369
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
15 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Equity Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,496,044,828)                                                                          $1,593,969,074
Capital shares receivable                                                                                           183,393
Expense reimbursement receivable from
   Ameriprise Financial (formerly AEFC)                                                                             854,035
Dividends and accrued interest receivable                                                                         1,474,567
Receivable for investment securities sold                                                                        25,448,033
                                                                                                                 ----------
Total assets                                                                                                  1,621,929,102
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   574,129
Capital shares payable                                                                                              233,627
Payable for investment securities purchased                                                                      32,555,009
Payable upon return of securities loaned (Note 5)                                                                34,147,000
Accrued investment management services fee                                                                           25,327
Accrued distribution fee                                                                                             20,384
Accrued service fee                                                                                                       1
Accrued transfer agency fee                                                                                           5,066
Accrued administrative services fee                                                                                   2,066
Other accrued expenses                                                                                              290,046
                                                                                                                    -------
Total liabilities                                                                                                67,852,655
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,554,076,447
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    2,973,060
Additional paid-in capital                                                                                    2,430,766,764
Undistributed net investment income                                                                               4,353,601
Accumulated net realized gain (loss) (Note 8)                                                                  (981,941,224)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            97,924,246
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,554,076,447
                                                                                                             ==============
Net assets applicable to outstanding shares:               Class A                                           $1,030,109,387
                                                           Class B                                           $  471,864,336
                                                           Class C                                           $    9,284,115
                                                           Class I                                           $   42,610,172
                                                           Class Y                                           $      208,437
Net asset value per share of outstanding capital stock:    Class A shares                195,824,050         $         5.26
                                                           Class B shares                 91,616,485         $         5.15
                                                           Class C shares                  1,799,299         $         5.16
                                                           Class I shares                  8,026,676         $         5.31
                                                           Class Y shares                     39,442         $         5.28
                                                                                              ------         --------------
* Including securities on loan, at value (Note 5)                                                            $   32,867,866
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Large Cap Equity Fund

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                      $ 31,753,996
Interest                                                                                                            871,611
Fee income from securities lending (Note 5)                                                                         227,206
   Less foreign taxes withheld                                                                                     (304,627)
                                                                                                                   --------
Total income                                                                                                     32,548,186
                                                                                                                 ----------
Expenses (Note 2):
Investment management services fee                                                                                9,680,873
Distribution fee
   Class A                                                                                                        2,866,767
   Class B                                                                                                        5,272,525
   Class C                                                                                                          101,520
Transfer agency fee                                                                                               3,572,606
Incremental transfer agency fee
   Class A                                                                                                          253,892
   Class B                                                                                                          214,592
   Class C                                                                                                            4,181
Service fee -- Class Y                                                                                                3,664
Administrative services fees and expenses                                                                           860,387
Compensation of board members                                                                                        17,545
Custodian fees                                                                                                      296,060
Printing and postage                                                                                                626,976
Registration fees                                                                                                    42,760
Audit fees                                                                                                           30,000
Other                                                                                                                67,503
                                                                                                                     ------
Total expenses                                                                                                   23,911,851
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                     (859,581)
                                                                                                                   --------
                                                                                                                 23,052,270
   Earnings credits on cash balances (Note 2)                                                                       (59,729)
                                                                                                                    -------
Total net expenses                                                                                               22,992,541
                                                                                                                 ----------
Investment income (loss) -- net                                                                                   9,555,645
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                81,303,618
   Foreign currency transactions                                                                                     (8,433)
                                                                                                                     ------
Net realized gain (loss) on investments                                                                          81,295,185
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           128,747,672
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           210,042,857
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $219,598,502
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Equity Fund

Year ended July 31,                                                                      2005                      2004
Operations and distributions
Investment income (loss) -- net                                                    $    9,555,645            $      401,719
Net realized gain (loss) on investments                                                81,295,185                12,441,166
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 128,747,672               (66,709,001)
                                                                                      -----------               -----------
Net increase (decrease) in net assets resulting from operations                       219,598,502               (53,866,116)
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (5,100,612)                 (190,447)
      Class I                                                                            (205,016)                       --
      Class Y                                                                             (42,646)                      (99)
   Net realized gain
      Class A                                                                          (1,579,848)              (10,249,150)
      Class B                                                                            (746,323)               (4,251,044)
      Class C                                                                             (14,219)                 (267,748)
      Class I                                                                             (38,374)                 (411,555)
      Class Y                                                                             (10,290)                  (29,079)
                                                                                          -------                   -------
Total distributions                                                                    (7,737,328)              (15,399,122)
                                                                                       ----------               -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             72,128,244               303,658,868
   Class B shares                                                                      33,166,584                83,846,079
   Class C shares                                                                       1,679,423                 5,258,048
   Class I shares                                                                      35,280,636                20,944,518
   Class Y shares                                                                         569,613                 8,142,956
Fund merger (Note 7)
   Class A shares                                                                              --               942,709,419
   Class B shares                                                                              --               589,683,135
   Class C shares                                                                              --                 4,576,296
   Class Y shares                                                                              --                    11,200
Reinvestment of distributions at net asset value
   Class A shares                                                                       6,565,939                10,345,503
   Class B shares                                                                         737,490                 4,192,636
   Class C shares                                                                          13,859                   257,935
   Class I shares                                                                         243,352                   411,300
   Class Y shares                                                                          52,860                    28,728
Payments for redemptions
   Class A shares                                                                    (438,987,389)              (50,748,072)
   Class B shares (Note 2)                                                           (197,466,065)             (115,514,441)
   Class C shares (Note 2)                                                             (4,548,807)                 (911,625)
   Class I shares                                                                     (11,054,445)               (5,803,591)
   Class Y shares                                                                      (8,498,540)                 (413,179)
                                                                                       ----------                  --------
Increase (decrease) in net assets from capital share transactions                    (510,117,246)            1,800,675,713
                                                                                     ------------             -------------
Total increase (decrease) in net assets                                              (298,256,072)            1,731,410,475
Net assets at beginning of year                                                     1,852,332,519               120,922,044
                                                                                    -------------               -----------
Net assets at end of year                                                          $1,554,076,447            $1,852,332,519
                                                                                   ==============            ==============
Undistributed net investment income                                                $    4,353,601            $      209,548
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 2.74% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has

--------------------------------------------------------------------------------
19 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
20 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $63,318 and accumulated net realized loss has been decreased by $110,548 resulting in a net reclassification adjustment to decrease paid-in capital by $47,230.

--------------------------------------------------------------------------------
21 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                 2005           2004

Class A
Distributions paid from:
     Ordinary income                             $5,588,051     $9,388,916
     Long-term capital gain                       1,092,409      1,050,681

Class B
Distributions paid from:
     Ordinary income                                230,260      3,818,774
     Long-term capital gain                         516,063        432,270

Class C
Distributions paid from:
     Ordinary income                                  4,387        240,898
     Long-term capital gain                           9,832         26,850

Class I*
Distributions paid from:
     Ordinary income                                216,856        350,249
     Long-term capital gain                          26,534         61,306

Class Y
Distributions paid from:
     Ordinary income                                 45,820         25,037
     Long-term capital gain                           7,116          4,141

* Inception date is March 4, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                $   4,346,177
Accumulated long-term gain (loss)                            $(953,822,923)
Unrealized appreciation (depreciation)                       $  69,813,369

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $414,150 for the year ended July 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
23 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,317,619 for Class A, $379,665 for Class B and $1,904 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 1.11% for Class A, 1.88% for Class B, 1.88% for Class C, 0.65% for Class I and 0.90% for Class Y. Previously, Ameriprise Financial had contractually agreed to reduce its management fee by 0.05% through July 31, 2005. The agreement expired on July 31, 2005 and will not be extended.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $59,729 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,148,464,097 and $2,681,141,359, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial were $10,214 for the year ended July 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                       14,871,934      6,952,759      351,747       7,088,316     117,456
Issued for reinvested distributions         1,331,830        152,060        2,852          49,063      10,679
Redeemed                                  (89,223,978)   (40,853,895)    (942,228)     (2,204,982) (1,698,241)
                                          -----------    -----------     --------      ----------  ----------
Net increase (decrease)                   (73,020,214)   (33,749,076)    (587,629)      4,932,397  (1,570,106)
                                          -----------    -----------     --------       ---------  ----------

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                       63,776,788     17,608,704    1,105,201       4,261,085   1,674,757
Fund merger                               195,139,277    124,164,313      961,940              --       2,310
Issued for reinvested distributions         2,127,178        875,289       53,736          83,939       5,876
Redeemed                                  (10,573,028)   (25,212,059)    (190,776)     (1,250,745)    (86,872)
                                          -----------    -----------     --------      ----------     -------
Net increase (decrease)                   250,470,215    117,436,247    1,930,101       3,094,279   1,596,071
                                          -----------    -----------    ---------       ---------   ---------

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
24 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At July 31, 2005, securities valued at $32,867,866 were on loan to brokers. For collateral, the Fund received $34,147,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $227,206 for the year ended July 31, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

7. FUND MERGER

At the close of business on June 25, 2004, AXP Large Cap Equity Fund acquired the assets and assumed the identified liabilities of AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP Large Cap Equity Fund immediately before the acquisition were $404,994,552 and the combined net assets immediately after the acquisition were $1,941,974,602.

The merger was accomplished by a tax-free exchange of the following:

                                                  Shares             Value
AXP Blue Chip Advantage Fund                    171,778,024     $1,331,930,990
AXP Research Opportunities Fund                  45,469,648        205,049,060

In exchange for the AXP Blue Chip Advantage Fund and AXP Research Opportunities Fund shares and net assets, AXP Large Cap Equity Fund issued the following number of shares:

                                                                       Shares
Class A                                                            195,139,277
Class B                                                            124,164,313
Class C                                                                961,940
Class Y                                                                  2,310

--------------------------------------------------------------------------------
25 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

AXP Blue Chip Advantage Fund's and AXP Research Opportunities Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss.

                                         Total            Capital          Unrealized         Accumulated
                                       net assets           stock         appreciation      net realized loss
AXP Blue Chip Advantage Fund       $1,331,930,990     $2,300,150,539      $20,542,743        $(988,762,292)
AXP Research Opportunities Fund       205,049,060        265,819,324        9,544,965          (70,315,229)

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $953,822,923 as of July 31, 2005, that if not offset by capital gains will expire as follows:

                  2008             2009              2010          2011
              $506,643,917     $416,711,846       $20,988,174   $9,478,986

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
26 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $4.64        $4.53        $4.11         $5.00
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                    .04          .01          .01            --
Net gains (losses) (both realized and unrealized)                               .61          .32          .41          (.89)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .65          .33          .42          (.89)
                                                                              -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                           (.02)          --           --            --
Distributions from realized gains                                              (.01)        (.22)          --            --
                                                                              -----        -----        -----         -----
Total distributions                                                            (.03)        (.22)          --            --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.26        $4.64        $4.53         $4.11
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                      $1,030       $1,248          $83           $11
Ratio of expenses to average daily net assets(c),(d)                          1.11%        1.20%        1.25%         1.25%(e)
Ratio of net investment income (loss) to average daily net assets              .79%         .36%         .24%         (.11%)(e)
Portfolio turnover rate (excluding short-term securities)                      128%          99%         135%           88%
Total return(f)                                                              13.99%        7.19%       10.22%       (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.16%, 1.23%, 1.84% and 5.12% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $4.56        $4.48        $4.10         $5.00
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                     --         (.01)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                               .60          .31          .39          (.89)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .60          .30          .38          (.90)
                                                                              -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                              (.01)        (.22)          --            --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.15        $4.56        $4.48         $4.10
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $472         $572          $36            $5
Ratio of expenses to average daily net assets(c),(d)                          1.88%        1.95%        2.01%         2.01%(e)
Ratio of net investment income (loss) to average daily net assets              .02%        (.46%)       (.52%)        (.86%)(e)
Portfolio turnover rate (excluding short-term securities)                      128%          99%         135%           88%
Total return(f)                                                              13.09%        6.48%        9.27%       (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.93%, 1.98%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $4.57        $4.49        $4.10         $5.00
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                     --         (.01)        (.01)         (.01)
Net gains (losses) (both realized and unrealized)                               .60          .31          .40          (.89)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .60          .30          .39          (.90)
                                                                              -----        -----        -----         -----
Less distributions:
Distributions from realized gains                                              (.01)        (.22)          --            --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.16        $4.57        $4.49         $4.10
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $9          $11           $2           $--
Ratio of expenses to average daily net assets(c),(d)                          1.88%        1.98%        2.01%         2.01%(e)
Ratio of net investment income (loss) to average daily net assets              .02%        (.43%)       (.53%)        (.92%)(e)
Portfolio turnover rate (excluding short-term securities)                      128%          99%         135%           88%
Total return(f)                                                              13.06%        6.46%        9.51%       (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.93%, 2.01%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $4.67        $5.08
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .05           --
Net gains (losses) (both realized and unrealized)                               .63         (.28)
                                                                              -----        -----
Total from investment operations                                                .68         (.28)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.03)          --
Distributions from realized gains                                              (.01)        (.13)
                                                                              -----        -----
Total distributions                                                            (.04)        (.13)
                                                                              -----        -----
Net asset value, end of period                                                $5.31        $4.67
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $43          $14
Ratio of expenses to average daily net assets(c),(d)                           .65%         .71%(e)
Ratio of net investment income (loss) to average daily net assets             1.24%         .74%(e)
Portfolio turnover rate (excluding short-term securities)                      128%          99%
Total return(f)                                                              14.64%       (5.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class I would have been 0.70% and 0.72% for the periods ended July 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
30 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $4.66        $4.54        $4.11         $5.00
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                    .04          .01          .01            --
Net gains (losses) (both realized and unrealized)                               .61          .34          .42          (.89)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .65          .35          .43          (.89)
                                                                              -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                           (.02)        (.01)          --            --
Distributions from realized gains                                              (.01)        (.22)          --            --
                                                                              -----        -----        -----         -----
Total distributions                                                            (.03)        (.23)          --            --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.28        $4.66        $4.54         $4.11
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--           $8          $--           $--
Ratio of expenses to average daily net assets(c),(d)                           .90%        1.00%        1.07%         1.07%(e)
Ratio of net investment income (loss) to average daily net assets             1.08%         .50%         .45%          .09%(e)
Portfolio turnover rate (excluding short-term securities)                      128%          99%         135%           88%
Total return(f)                                                              14.06%        7.44%       10.46%       (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.95%, 1.03%, 1.66% and 4.94% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Equity Fund (a series of AXP Growth Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the three-year period ended July 31, 2005 and for the period from March 28, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Large Cap Equity Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
32 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Large Cap Equity Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          91.96%
     Dividends Received Deduction for corporations                      91.46%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02282

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00446
Total distributions                                                   $0.02728

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          91.96%
     Dividends Received Deduction for corporations                      91.46%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00199

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00446
Total distributions                                                   $0.00645

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          91.96%
     Dividends Received Deduction for corporations                      91.46%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00199

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00446
Total distributions                                                   $0.00645

--------------------------------------------------------------------------------
33 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          91.96%
     Dividends Received Deduction for corporations                      91.46%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.03645

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00446
Total distributions                                                   $0.04091

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                          91.96%
     Dividends Received Deduction for corporations                      91.46%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.02872

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.00446
Total distributions                                                   $0.03318

--------------------------------------------------------------------------------
34 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

                                                      Beginning            Ending              Expenses
                                                     account value      account value        paid during       Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,058.30            $5.75(c)           1.14%(d)
     Hypothetical (5% return before expenses)           $1,000            $1,018.93            $5.64(c)           1.14%(d)
Class B
     Actual(b)                                          $1,000            $1,055.30            $9.63(c)           1.91%(d)
     Hypothetical (5% return before expenses)           $1,000            $1,015.15            $9.44(c)           1.91%(d)
Class C
     Actual(b)                                          $1,000            $1,055.20            $9.63(c)           1.91%(d)
     Hypothetical (5% return before expenses)           $1,000            $1,015.15            $9.44(c)           1.91%(d)
Class I
     Actual(b)                                          $1,000            $1,062.00            $3.44(c)            .68%(d)
     Hypothetical (5% return before expenses)           $1,000            $1,021.19            $3.37(c)            .68%(d)
Class Y
     Actual(b)                                          $1,000            $1,060.20            $4.70(c)            .93%(d)
     Hypothetical (5% return before expenses)           $1,000            $1,019.96            $4.61(c)            .93%(d)

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +5.83% for Class A, +5.53% for Class B, +5.52% for Class C, +6.20% for Class I and +6.02% for Class Y.

(c) Pending final approval from the Fund's Board of Directors, it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $5.80 for Class A, $9.68 for Class B, $9.68 for Class C, $3.49 for Class I and $4.75 for Class Y; the hypothetical expenses paid would have been $5.69 for Class A, $9.49 for Class B, $9.49 for Class C, $3.42 for Class I and $4.66 for Class Y.

(d) Previously, Ameriprise Financial had contractually agreed to reduce its management fee by 0.05% through July 31, 2005. The agreement expired on July 31, 2005 and will not be extended. The waiver of management fees is reflected in the expenses shown above.

--------------------------------------------------------------------------------
36 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
37 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
38 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
39 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that although the Fund's investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
40 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
41 -- AXP LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Large Cap
        Value
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Large Cap Value Fund seeks
to provide shareholders with
long-term growth of capital.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance           8

Investments in Securities                 10

Financial Statements                      14

Notes to Financial Statements             17

Report of Independent Registered
   Public Accounting Firm                 28

Federal Income Tax Information            29

Fund Expenses Example                     31

Board Members and Officers                33

Approval of Investment Management
   Services Agreement                     36

Proxy Voting                              38

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSourceSM brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Fund Snapshot
        AT JULY 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Robert Ewing, CFA                         6/02               16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 6/27/02    B: 6/27/02   C: 6/27/02   I: 3/4/04    Y: 6/27/02

Ticker symbols by class
A: ALVAX      B: ALVBX     C: --        I: ALCIX     Y: --

Total net assets                                         $141.9 million

Number of holdings                                                  177

STYLE MATRIX

         STYLE
VALUE    BLEND   GROWTH
  X                        LARGE
                           MEDIUM   SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials  27.7%
Energy  12.9%
Consumer Discretionary  9.0%
Information Technology  8.8%
Industrials  8.6%
Consumer Staples  8.2%
Telecommunication
Services  6.5%
Health Care  5.8%
Short-Term Securities  4.3%
Utilities  4.2%
Materials  4.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Exxon Mobil (Oil & Gas)                                            3.7%
Bank of America (Commercial Banks)                                 3.2
Citigroup (Diversified Financial Services)                         3.1
ConocoPhillips (Oil & Gas)                                         2.5
American Intl Group (Insurance)                                    2.1
Altria Group (Tobacco)                                             2.0
JPMorgan Chase & Co
(Diversified Financial Services)                                   1.8
Chevron (Oil & Gas)                                                1.7
Dow Chemical (Chemicals)                                           1.4
Wells Fargo & Co (Commercial Banks)                                1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005
                        +14.52%      +19.04%      +15.06%

+14.52% = AXP Large Cap Value Fund Class A (excluding sales charge) +19.04% = Russell 1000 Value Index (unmanaged)
+15.06% = Lipper Large-Cap Value Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (6/27/02)             (6/27/02)              (6/27/02)          (3/4/04)         (6/27/02)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)          NAV(6)
at July 31, 2005
1 year                     +14.52%    +7.93%     +13.66%    +8.66%       +13.62%   +12.62%       +14.97%         +14.67%
3 years                    +12.62%   +10.41%     +11.76%   +10.68%       +11.76%   +11.76%          N/A          +12.85%
Since inception             +9.32%    +7.25%      +8.52%    +7.69%        +8.51%    +8.51%        +7.44%          +9.54%

at June 30, 2005
1 year                      +9.30%    +3.01%      +8.43%    +3.43%        +8.59%    +7.59%        +9.96%          +9.66%
3 years                     +8.66%    +6.53%      +7.82%    +6.66%        +7.82%    +7.82%          N/A           +8.88%
Since inception             +8.78%    +6.66%      +7.95%    +7.08%        +7.94%    +7.94%        +6.12%          +9.00%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Large Cap Value Fund's Class A shares advanced 14.52%, excluding sales charge, for the 12 months ended July 31, 2005. The Fund underperformed its benchmark, the Russell 1000 Value Index (Russell Index), which increased 19.04% during the period. The Fund's peer group, the Lipper Large-Cap Value Funds Index, gained 15.06% during the same time frame.

Below, Portfolio Manager Robert Ewing discusses the Fund's results and positioning for the annual period ended July 31, 2005.

At July 31, 2005, approximately 26% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC* (RiverSource Investments). As a result, it is possible AXP Large Cap Value Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 22, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions, which may include structuring them over a reasonable period of time. AXP Large Cap Value Fund may experience increased expenses as it buys and sells securities to satisfy subscriptions and redemptions in AXP Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 21 and 31.

Q:  What factors most significantly affected performance for the period?

A: During the annual period, stock selection was favorable in some sectors, while detrimental in others. Stock selection within the information technology and telecommunications sectors helped Fund performance. However, selection within the financials and consumer staples sectors detracted from performance.

    In terms of sector allocation, the industrial sector did not perform well and as a result, our smaller-than-Russell Index position helped performance. In addition, our larger exposure to the technology sector compared to the Russell Index contributed positively during the fiscal year. The Fund's relatively small cash position detracted from performance, as holding cash during the period when the market was up meant losing out on opportunities in the market for positive returns. Finally, the Fund's low exposure to the utilities sector hurt performance while the sector was up approximately 40%.

 * Prior to Oct. 1, 2005, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) served as investment manager to the AXP mutual funds.

--------------------------------------------------------------------------------
5 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > During the annual period, stock selection was favorable in some sectors, while detrimental in others. [END CALLOUT QUOTE]

    Overall, the energy sector performed extremely well during the period and stock selection within contributed positively to performance, specifically ConocoPhillips, Andarko Petroleum and Transocean. Cell phone maker Nokia and hospital company HCA also performed well and were significant positive contributors.

    Conversely, not owning energy stocks or having smaller positions in these stocks during the period detracted from performance. The Fund's significantly lower-than-Russell Index position in Exxon Mobil detracted as the stock was a strong performer. Other smaller Fund positions in strongly performing energy stocks included Occidental Petroleum and refining company Valero. In addition, General Electric, another large percentage of the Russell Index, performed well and our lower exposure hurt performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We increased the Fund's allocations to the information technology, energy and financials sectors. Throughout the period there were very exploitable valuation opportunities in information technology and we took the chance to add to the sector.

    Within energy, we added to the Fund's position throughout the year as we found attractive opportunities. However, we are currently in an exciting energy environment and are content to keep the Fund's energy allocation as is until we see how things play out through the close of the year. In addition, the financial sector has had very attractive valuations in our view. We added positions in some of the higher quality, larger cap companies.

    We eliminated positions in health care, materials and industrials. Specifically, hospitals and health maintenance organizations (HMOs) have performed very well over the year, and we have

--------------------------------------------------------------------------------
6 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > We continue to emphasize higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. [END CALLOUT QUOTE]

    taken down some of our positions, including well-known HMO Aetna. We also eliminated some strong performing stocks in the chemicals subsector of materials during the period. Finally, we decreased our holdings in the industrial sector as we are late in the economic expansion and a large position does not seem prudent.

Q:  How do you plan to manage the Fund in the coming months?

A: We are somewhat cautious given that this is the fourth year of economic expansion. Though we believe the economy will continue to grow, we think its growth rate will noticeably decelerate. In the context of this economic outlook and what we consider to be high equity valuations, we think it is appropriate to be careful.

    We are maintaining our key portfolio themes. We continue to emphasize higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the benchmark. We have focused on larger stocks because they tend to be more stable companies, but also because they have been more attractively valued than mid- and small-cap stocks. We have also sought to keep the portfolio's volatility close to or lower than that of the Fund's benchmark, thus positioning the Fund to perform better in a flat or down market.

    Although it is worth noting that value stocks have outperformed growth stocks for some time and may be susceptible to a market reversal, we consider it more pertinent that small- and mid-cap stocks have outperformed large-caps for a prolonged period. We are finding more opportunities among large-cap stocks, and therefore, the Fund's average market capitalization has increased. At this stage in the economic cycle, we expect economic and corporate growth to decelerate a bit and deceleration tends to favor bigger, more secure companies.

--------------------------------------------------------------------------------
7 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Large Cap Value Fund Class A shares (from 7/1/02 to 7/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.04        $0.07          $0.16           $0.27
July 31, 2004              0.03         0.23           0.01            0.27
July 31, 2003              0.01           --             --            0.01
July 31, 2002(1)             --           --             --              --

(1) For the period from June 27, 2002 (when shares became publicily available) to July 31, 2002.

--------------------------------------------------------------------------------
8 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP LARGE CAP VALUE FUND

AXP Large Cap Value Fund Class A
(includes sales charge)                             $ 9,425  $8,695   $ 9,610   $10,845   $12,420
Russell 1000(R) Value Index(1)                      $10,000  $9,070   $10,045   $11,821   $14,072
Lipper Large-Cap Value Funds Index(2)               $10,000  $9,136   $ 9,923   $11,424   $13,144
                                                     7/1/02    7/02      7/03      7/04      7/05

COMPARATIVE RESULTS

Results at July 31, 2005                                                                       Since
                                                                       1 year    3 years    inception(3)
AXP Large Cap Value Fund (includes sales charge)
Class A          Cumulative value of $10,000                          $10,793    $13,459      $12,420
                 Average annual total return                           +7.93%    +10.41%       +7.25%
Russell 1000(R) Value Index(1)
                 Cumulative value of $10,000                          $11,904    $15,512      $14,072
                 Average annual total return                          +19.04%    +15.76%      +11.71%
Lipper Large-Cap Value Funds Index(2)
                 Cumulative value of $10,000                          $11,506    $14,387      $13,144
                 Average annual total return                          +15.06%    +12.89%       +9.27%

Results for other share classes can be found on page 4.

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from June 27, 2002. Russell 1000 Value Index and Lipper peer group data is from July 1, 2002.

--------------------------------------------------------------------------------
9 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Large Cap Value Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (95.5%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (4.3%)
Boeing                                          8,480                 $559,765
Empresa Brasileira de
  Aeronautica ADR                              25,073(c)               810,861
General Dynamics                                3,518                  405,238
Goodrich                                        6,558                  290,126
Honeywell Intl                                 26,093                1,024,933
Lockheed Martin                                14,643                  913,723
Northrop Grumman                               22,346                1,239,086
United Technologies                            17,739                  899,367
Total                                                                6,143,099

Auto Components (0.1%)
Lear                                            3,140                  134,298

Automobiles (0.3%)
General Motors                                 10,573                  389,298

Beverages (1.3%)
Coca-Cola                                       4,990                  218,362
Coca-Cola Enterprises                          11,692                  274,762
PepsiCo                                        23,611                1,287,508
Total                                                                1,780,632

Biotechnology (0.1%)
Biogen Idec                                     3,967(b)               155,863

Building Products (0.5%)
American Standard Companies                     7,623                  337,546
Masco                                          12,394                  420,281
Total                                                                  757,827

Capital Markets (4.5%)
Bank of New York                               29,698                  914,104
E*TRADE Financial                               9,486(b)               147,128
Franklin Resources                              6,571                  531,068
Investors Financial Services                   18,665                  642,449
Legg Mason                                      3,112                  317,891
Lehman Brothers Holdings                        7,750                  814,758
Merrill Lynch & Co                             15,029                  883,405
Morgan Stanley                                 32,118                1,703,860
State Street                                    9,635                  479,245
Total                                                                6,433,908

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Chemicals (2.0%)
Dow Chemical                                   42,700               $2,047,466
Eastman Chemical                                5,088                  281,824
Lyondell Chemical                              12,877                  359,783
RPM Intl                                        7,556                  141,675
Total                                                                2,830,748

Commercial Banks (7.4%)
Bank of America                               103,057                4,493,284
Commerce Bancorp                                9,621                  326,441
PNC Financial Services Group                   12,466                  683,386
Regions Financial                               6,436                  216,507
US Bancorp                                     44,351                1,333,191
Wachovia                                       29,171                1,469,635
Wells Fargo & Co                               32,872                2,016,368
Total                                                               10,538,812

Commercial Services & Supplies (0.9%)
Avery Dennison                                  5,608                  317,805
Cendant                                        44,998                  961,158
Total                                                                1,278,963

Communications Equipment (1.2%)
Cisco Systems                                  22,312(b)               427,275
Motorola                                       17,998                  381,198
Nokia ADR                                      56,979(c)               908,814
Total                                                                1,717,287

Computers & Peripherals (2.9%)
Dell                                           24,173(b)               978,281
EMC                                            22,541(b)               308,586
Hewlett-Packard                                61,981                1,525,973
Intl Business Machines                         16,190                1,351,217
Total                                                                4,164,057

Consumer Finance (1.2%)
Capital One Financial                          12,384                1,021,680
MBNA                                           26,458                  665,683
Total                                                                1,687,363

Containers & Packaging (0.4%)
Temple-Inland                                  15,891                  632,303

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Diversified Financial Services (5.0%)
Citigroup                                     102,393               $4,454,096
JPMorgan Chase & Co                            73,652                2,588,131
Total                                                                7,042,227

Diversified Telecommunication Services (5.8%)
ALLTEL                                          3,543                  235,610
BellSouth                                      52,057                1,436,773
Citizens Communications                        10,824                  142,227
KT ADR                                         17,568(c)               388,956
MCI                                            38,163                  973,920
SBC Communications                             77,172                1,886,855
Sprint                                         73,683                1,982,073
Telewest Global                                 9,656(b,c)             215,715
Verizon Communications                         29,610                1,013,550
Total                                                                8,275,679

Electric Utilities (2.9%)
Entergy                                        11,825                  921,641
Exelon                                         23,017                1,231,869
FPL Group                                      10,441                  450,216
PPL                                             7,517                  462,897
Southern                                       23,533                  823,420
Xcel Energy                                    13,683                  265,587
Total                                                                4,155,630

Electronic Equipment & Instruments (0.3%)
Flextronics Intl                               18,712(b,c)             253,361
Solectron                                      39,406(b)               151,319
Total                                                                  404,680

Energy Equipment & Services (1.6%)
Cooper Cameron                                  5,146(b)               365,263
Halliburton                                    11,544                  647,042
Schlumberger                                    2,989                  250,299
Transocean                                      8,794(b)               496,245
Weatherford Intl                                8,576(b)               542,689
Total                                                                2,301,538

Food & Staples Retailing (0.9%)
CVS                                            11,411                  354,083
Wal-Mart Stores                                19,795                  976,884
Total                                                                1,330,967

Food Products (0.9%)
General Mills                                  13,985                  662,889
Kellogg                                        13,189                  597,594
Total                                                                1,260,483

Gas Utilities (0.3%)
ONEOK                                          13,526                  472,734

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Equipment & Supplies (1.0%)
Baxter Intl                                    12,585                 $494,213
Boston Scientific                               4,971(b)               143,910
Guidant                                         5,132                  353,082
Hospira                                        11,232(b)               429,624
Total                                                                1,420,829

Health Care Providers & Services (1.2%)
Cardinal Health                                 6,367                  379,346
CIGNA                                           4,667                  498,202
HCA                                            11,918                  586,962
Medco Health Solutions                          4,421(b)               214,153
Total                                                                1,678,663

Household Durables (0.2%)
Leggett & Platt                                 5,905                  149,338
Tempur-Pedic Intl                               3,925(b)                67,549
Total                                                                  216,887

Household Products (2.0%)
Colgate-Palmolive                              12,802                  677,738
Procter & Gamble                               20,484                1,139,525
Spectrum Brands                                32,243(b)               999,533
Total                                                                2,816,796

Industrial Conglomerates (1.9%)
General Electric                               33,226                1,146,297
Tyco Intl                                      51,335(c)             1,564,177
Total                                                                2,710,474

Insurance (5.3%)
ACE                                            34,582(c)             1,598,034
AFLAC                                           3,498                  157,760
Allstate                                        5,653                  346,303
American Intl Group                            48,864                2,941,612
Assurant                                        5,846                  216,010
Chubb                                          12,002                1,066,018
Endurance Specialty Holdings                    9,956(c)               388,284
First American                                  7,501                  329,669
Hartford Financial Services Group               4,987                  401,803
Montpelier Re Holdings                          3,344(c)               120,116
Total                                                                7,565,609

Internet Software & Services (0.1%)
Google Cl A                                       374(b)               107,622

IT Services (0.7%)
Accenture Cl A                                  8,943(b,c)             223,933
Affiliated Computer Services Cl A              14,911(b)               745,102
Total                                                                  969,035

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Leisure Equipment & Products (0.2%)
Mattel                                         14,279                 $266,303

Machinery (0.9%)
Caterpillar                                     8,782                  473,438
Illinois Tool Works                             2,919                  250,012
Ingersoll-Rand Cl A                             3,302(c)               258,117
ITT Inds                                        2,434                  258,978
Total                                                                1,240,545

Media (6.2%)
Comcast Cl A                                   20,868(b)               641,274
Comcast Special Cl A                           29,059(b)               871,770
EchoStar Communications Cl A                    8,946                  256,929
Liberty Global Cl A                             9,849(b)               467,237
Liberty Media Cl A                            133,486(b)             1,173,342
NTL                                            20,038(b)             1,335,132
Reader's Digest Assn                            9,375                  152,250
Time Warner                                    41,543(b)               707,062
Tribune                                        16,142                  589,183
Viacom Cl B                                    41,994                1,406,378
Vivendi Universal ADR                          13,754(c)               437,102
Walt Disney                                    32,194                  825,454
Total                                                                8,863,113

Metals & Mining (0.4%)
Alcan                                           8,773(c)               296,352
Alcoa                                          11,300                  316,965
Total                                                                  613,317

Multi-Utilities & Unregulated Power (0.9%)
Dominion Resources                             17,274                1,275,858

Multiline Retail (1.1%)
Federated Dept Stores                           4,463                  338,608
JC Penney                                       5,492                  308,321
Target                                         15,223                  894,351
Total                                                                1,541,280

Office Electronics (0.1%)
Xerox                                          10,058(b)               132,866

Oil & Gas (11.3%)
Anadarko Petroleum                             20,184                1,783,256
BP ADR                                         19,563(c)             1,288,810
Chevron                                        42,555                2,468,616
ConocoPhillips                                 57,471                3,597,110
Devon Energy                                   10,560                  592,310
Exxon Mobil                                    89,695                5,269,581
Newfield Exploration                           14,381(b)               611,049
Royal Dutch Shell Cl A ADR                      6,025(b,c)             369,212
Total                                                               15,979,944

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Paper & Forest Products (1.1%)
Bowater                                        14,015                 $473,847
Intl Paper                                     20,788                  656,901
Weyerhaeuser                                    6,748                  465,477
Total                                                                1,596,225

Personal Products (1.1%)
Avon Products                                  26,328                  861,188
Gillette                                       13,453                  722,023
Total                                                                1,583,211

Pharmaceuticals (3.5%)
Bristol-Myers Squibb                           16,040                  400,679
GlaxoSmithKline ADR                             4,062(c)               192,701
Johnson & Johnson                               6,726                  430,195
Merck & Co                                     21,452                  666,299
Novartis ADR                                   10,092(c)               491,581
Pfizer                                         75,823                2,009,310
Schering-Plough                                19,189                  399,515
Wyeth                                           7,990                  365,543
Total                                                                4,955,823

Real Estate Investment Trust (1.1%)
Apartment Investment &
  Management Cl A                               8,816                  387,904
Equity Office Properties Trust                 27,655                  980,370
HomeBanc                                       15,540                  140,792
Total                                                                1,509,066

Semiconductors & Semiconductor Equipment (2.4%)
ATI Technologies                               11,595(b,c)             145,981
Broadcom Cl A                                   5,940(b)               254,054
Credence Systems                               19,325(b)               210,449
Cypress Semiconductor                          43,889(b)               630,246
Freescale Semiconductor Cl A                   18,707(b)               477,403
Freescale Semiconductor Cl B                    3,233(b)                83,250
Intel                                          26,064                  707,376
MEMC Electronic Materials                      28,749(b)               488,446
Texas Instruments                              12,713                  403,765
Total                                                                3,400,970

Software (1.1%)
Cadence Design Systems                         32,795(b)               527,672
Microsoft                                      30,420                  779,056
Siebel Systems                                 15,929                  133,804
Symantec                                        5,824(b)               127,953
Total                                                                1,568,485

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Specialty Retail (0.9%)
Gap                                            10,228                 $215,913
Home Depot                                     17,606                  766,038
PETCO Animal Supplies                          11,135(b)               310,332
Total                                                                1,292,283

Thrifts & Mortgage Finance (3.3%)
Countrywide Financial                          43,844                1,578,384
Fannie Mae                                     24,368                1,361,196
Freddie Mac                                    22,178                1,403,424
Washington Mutual                               6,564                  278,839
Total                                                                4,621,843

Tobacco (2.0%)
Altria Group                                   41,458                2,776,028

Wireless Telecommunication Services (0.7%)
Vodafone Group ADR                             36,633(c)               946,230

Total Common Stocks
(Cost: $123,495,876)                                              $135,537,701

Short-Term Securities (4.3%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (2.4%)
Federal Home Loan Bank Disc Nt
   08-17-05               3.24%            $3,400,000               $3,394,201

Commercial Paper (1.9%)
Citibank Credit Card Dakota Nts
   08-01-05               3.30              2,700,000(d)             2,699,258

Total Short-Term Securities
(Cost: $6,094,012)                                                  $6,093,459

Total Investments in Securities
(Cost: $129,589,888)(e)                                           $141,631,160

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 7.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $2,699,258 or 1.9% of net assets.

(e) At July 31, 2005, the cost of securities for federal income tax purposes was $130,166,821 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $14,443,575
      Unrealized depreciation                                       (2,979,236)
                                                                    ----------
      Net unrealized appreciation                                  $11,464,339
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
13 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Value Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $129,589,888)                                                                              $141,631,160
Cash in bank on demand deposit                                                                                       57,624
Capital shares receivable                                                                                             2,404
Dividends and accrued interest receivable                                                                           214,965
Receivable for investment securities sold                                                                           353,880
                                                                                                                    -------
Total assets                                                                                                    142,260,033
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               13,056
Payable for investment securities purchased                                                                         215,338
Accrued investment management services fee                                                                            2,351
Accrued distribution fee                                                                                              1,335
Accrued transfer agency fee                                                                                             245
Accrued administrative services fee                                                                                     196
Other accrued expenses                                                                                               85,043
                                                                                                                     ------
Total liabilities                                                                                                   317,564
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $141,942,469
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    243,672
Additional paid-in capital                                                                                      122,863,980
Undistributed net investment income                                                                                 750,831
Accumulated net realized gain (loss)                                                                              6,042,714
Unrealized appreciation (depreciation) on investments                                                            12,041,272
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $141,942,469
                                                                                                               ============
Net assets applicable to outstanding shares:               Class A                                             $ 74,114,932
                                                           Class B                                             $ 28,468,201
                                                           Class C                                             $  1,392,159
                                                           Class I                                             $ 37,827,081
                                                           Class Y                                             $    140,096
Net asset value per share of outstanding capital stock:    Class A shares             12,713,655               $       5.83
                                                           Class B shares              4,935,011               $       5.77
                                                           Class C shares                241,376               $       5.77
                                                           Class I shares              6,453,226               $       5.86
                                                           Class Y shares                 23,947               $       5.85
                                                                                          ------               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Large Cap Value Fund

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                       $ 3,133,148
Interest                                                                                                             98,502
   Less foreign taxes withheld                                                                                      (20,161)
                                                                                                                    -------
Total income                                                                                                      3,211,489
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  803,736
Distribution fee
   Class A                                                                                                          183,291
   Class B                                                                                                          277,867
   Class C                                                                                                           14,213
Transfer agency fee                                                                                                 170,475
Incremental transfer agency fee
   Class A                                                                                                           12,699
   Class B                                                                                                            9,182
   Class C                                                                                                              566
Service fee -- Class Y                                                                                                  121
Administrative services fees and expenses                                                                            67,667
Compensation of board members                                                                                         9,287
Custodian fees                                                                                                      158,870
Printing and postage                                                                                                 51,645
Registration fees                                                                                                    50,705
Audit fees                                                                                                           20,500
Other                                                                                                                 8,798
                                                                                                                      -----
Total expenses                                                                                                    1,839,622
   Earnings credits on cash balances (Note 2)                                                                        (6,611)
                                                                                                                     ------
Total net expenses                                                                                                1,833,011
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   1,378,478
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 8,924,948
   Foreign currency transactions                                                                                         (5)
                                                                                                                         --
Net realized gain (loss) on investments                                                                           8,924,943
Net change in unrealized appreciation (depreciation) on investments                                               7,691,556
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                            16,616,499
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $17,994,977
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Large Cap Value Fund

Year ended July 31,                                                                       2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $  1,378,478              $    556,993
Net realized gain (loss) on investments                                                 8,924,943                 5,214,984
Net change in unrealized appreciation (depreciation) on investments                     7,691,556                 1,187,608
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                        17,994,977                 6,959,585
                                                                                       ----------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (546,048)                 (292,557)
      Class B                                                                             (10,205)                  (34,475)
      Class C                                                                                  --                    (1,580)
      Class I                                                                            (382,906)                       --
      Class Y                                                                              (1,186)                     (292)
   Net realized gain
      Class A                                                                          (3,015,777)               (2,044,844)
Class B                                                                                (1,148,832)                 (923,944)
      Class C                                                                             (57,627)                  (49,121)
      Class I                                                                          (1,527,915)                       --
      Class Y                                                                              (5,242)                   (1,778)
                                                                                           ------                    ------
Total distributions                                                                    (6,695,738)               (3,348,591)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             17,758,111                40,922,272
   Class B shares                                                                       7,075,931                15,773,087
   Class C shares                                                                         380,110                   859,541
   Class I shares                                                                      35,295,804                16,471,765
   Class Y shares                                                                          81,000                    46,998
Reinvestment of distributions at net asset value
   Class A shares                                                                       3,502,995                 2,313,251
   Class B shares                                                                       1,145,619                   949,778
   Class C shares                                                                          56,012                    49,389
   Class I shares                                                                       1,910,566                        --
   Class Y shares                                                                           5,863                     1,511
Payments for redemptions
   Class A shares                                                                     (20,411,526)               (9,764,607)
   Class B shares (Note 2)                                                             (7,218,949)               (6,087,609)
   Class C shares (Note 2)                                                               (563,631)                 (329,387)
   Class I shares                                                                     (18,207,821)                   (5,871)
   Class Y shares                                                                         (17,206)                  (17,446)
                                                                                          -------                   -------
Increase (decrease) in net assets from capital share transactions                      20,792,878                61,182,672
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                32,092,117                64,793,666
Net assets at beginning of year                                                       109,850,352                45,056,686
                                                                                      -----------                ----------
Net assets at end of year                                                            $141,942,469              $109,850,352
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $    750,831              $    336,307
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 26.65% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial and the AXP Portfolio Builder Funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there

--------------------------------------------------------------------------------
17 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $23,609 and accumulated net realized gain has been increased by $23,609.

--------------------------------------------------------------------------------
19 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                  2005        2004

Class A
Distributions paid from:
     Ordinary income                             $1,523,416     $2,282,707
     Long-term capital gain                       2,038,409         54,694
Class B
Distributions paid from:
     Ordinary income                                382,524        933,705
     Long-term capital gain                         776,513         24,714
Class C
Distributions paid from:
     Ordinary income                                 18,676         49,387
     Long-term capital gain                          38,951          1,314
Class I*
Distributions paid from:
     Ordinary income                                878,081             --
     Long-term capital gain                       1,032,740             --
Class Y
Distributions paid from:
     Ordinary income                                  2,885          2,024
     Long-term capital gain                           3,543             46

* Inception date is March 4, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $ 2,717,260
Accumulated long-term gain (loss)                              $ 4,653,218
Unrealized appreciation (depreciation)                         $11,464,339

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $14,485 for the year ended July 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
21 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $169,043 for Class A, $19,464 for Class B and $324 for Class C for the year ended July 31, 2005.

Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A, 2.05% for Class B, 2.06% for Class C, 0.94% for Class I and 1.12% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $6,611 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $89,089,105 and $74,696,039, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial were $276 for the year ended July 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                  Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        3,185,715      1,283,395       69,124       6,285,074      14,833
Issued for reinvested distributions           628,904        206,791       10,111         341,783       1,049
Redeemed                                   (3,634,034)    (1,298,146)    (101,928)     (3,228,175)     (3,074)
                                           ----------     ----------     --------      ----------      ------
Net increase (decrease)                       180,585        192,040      (22,693)      3,398,682      12,808
                                              -------        -------      -------       ---------      ------

                                                                  Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                        7,723,484      3,005,409      163,615       3,055,637       8,912
Issued for reinvested distributions           443,151        182,649        9,516              --         289
Redeemed                                   (1,837,759)    (1,153,773)     (61,678)         (1,093)     (3,191)
                                           ----------     ----------      -------          ------      ------
Net increase (decrease)                     6,328,876      2,034,285      111,453       3,054,544       6,010
                                            ---------      ---------      -------       ---------       -----

* Inception date is March 4, 2004.

--------------------------------------------------------------------------------
22 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $5.34        $4.98        $4.52         $4.90
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                    .06          .04          .03            --
Net gains (losses) (both realized and unrealized)                               .70          .59          .44          (.38)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .76          .63          .47          (.38)
                                                                              -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                           (.04)        (.03)        (.01)           --
Distributions from realized gains                                              (.23)        (.24)          --            --
                                                                              -----        -----        -----         -----
Total distributions                                                            (.27)        (.27)        (.01)           --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.83        $5.34        $4.98         $4.52
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $74          $67          $31            $4
Ratio of expenses to average daily net assets(c)                              1.29%        1.24%(d)     1.25%(d)      1.19%(d),(e)
Ratio of net investment income (loss) to average daily net assets             1.07%         .95%        1.01%          .23%(e)
Portfolio turnover rate (excluding short-rm securities)                         57%          59%          77%            9%
Total return(f)                                                              14.52%       12.85%       10.52%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.54%, 2.64% and 20.50% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
23 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $5.29        $4.95        $4.52         $4.90
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                    .01           --          .01            --
Net gains (losses) (both realized and unrealized)                               .70          .59          .43          (.38)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .71          .59          .44          (.38)
                                                                              -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                             --         (.01)        (.01)           --
Distributions from realized gains                                              (.23)        (.24)          --            --
                                                                              -----        -----        -----         -----
Total distributions                                                            (.23)        (.25)        (.01)           --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.77        $5.29        $4.95         $4.52
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $28          $25          $13            $1
Ratio of expenses to average daily net assets(c)                              2.05%        2.00%(d)     2.00%(d)      1.95%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .30%         .16%         .25%         (.49%)(e)
Portfolio turnover rate (excluding short-term securities)                       57%          59%          77%            9%
Total return(f)                                                              13.66%       12.00%        9.66%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.
--------------------------------------------------------------------------------
24 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $5.29        $4.94        $4.52         $4.90
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                    .01           --          .01            --
Net gains (losses) (both realized and unrealized)                               .70          .60          .42          (.38)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .71          .60          .43          (.38)
                                                                              -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                             --         (.01)        (.01)           --
Distributions from realized gains                                              (.23)        (.24)          --            --
                                                                              -----        -----        -----         -----
Total distributions                                                            (.23)        (.25)        (.01)           --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.77        $5.29        $4.94         $4.52
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1           $1           $1           $--
Ratio of expenses to average daily net assets(c)                              2.06%        2.00%(d)     2.00%(d)      1.95%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .30%         .19%         .26%         (.45%)(e)
Portfolio turnover rate (excluding short-term securities)                       57%          59%          77%            9%
Total return(f)                                                              13.62%       12.19%        9.50%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.30%, 3.40% and 21.26% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004(b)
Net asset value, beginning of period                                          $5.36        $5.57
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .07          .03
Net gains (losses) (both realized and unrealized)                               .72         (.24)
                                                                              -----        -----
Total from investment operations                                                .79         (.21)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.06)          --
Distributions from realized gains                                              (.23)          --
                                                                              -----        -----
Total distributions                                                            (.29)          --
                                                                              -----        -----
Net asset value, end of period                                                $5.86        $5.36
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $38          $16
Ratio of expenses to average daily net assets(c)                               .86%         .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets             1.50%        1.33%(e)
Portfolio turnover rate (excluding short-term securities)                       57%          59%
Total return(f)                                                              14.97%       (3.77%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class I would have been 1.02% for the period ended July 31, 2004.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003          2002(b)
Net asset value, beginning of period                                          $5.36        $4.99        $4.52         $4.90
                                                                              -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                                                    .07          .04          .03            --
Net gains (losses) (both realized and unrealized)                               .70          .61          .45          (.38)
                                                                              -----        -----        -----         -----
Total from investment operations                                                .77          .65          .48          (.38)
                                                                              -----        -----        -----         -----
Less distributions:
Dividends from net investment income                                           (.05)        (.04)        (.01)           --
Distributions from realized gains                                              (.23)        (.24)          --            --
                                                                              -----        -----        -----         -----
Total distributions                                                            (.28)        (.28)        (.01)           --
                                                                              -----        -----        -----         -----
Net asset value, end of period                                                $5.85        $5.36        $4.99         $4.52
                                                                              -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--           $--
Ratio of expenses to average daily net assets(c)                              1.11%        1.06%(d)      .95%(d)      1.01%(d),(e)
Ratio of net investment income (loss) to average daily net assets             1.25%        1.12%        1.30%          .31%(e)
Portfolio turnover rate (excluding short-term securities)                       57%          59%          77%            9%
Total return(f)                                                              14.67%       13.14%       10.76%        (7.75%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.36%, 2.46% and 20.32% for the periods ended July 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Value Fund (a series of AXP Growth Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the three-year period ended July 31, 2005, and for the period from June 27, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Large Cap Value Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
28 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Large Cap Value Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          55.22%
     Dividends Received Deduction for corporations                      50.94%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.11650

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15592
Total distributions                                                   $0.27242

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          55.22%
     Dividends Received Deduction for corporations                      50.94%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.07681

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15592
Total distributions                                                   $0.23273

--------------------------------------------------------------------------------
29 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          55.22%
     Dividends Received Deduction for corporations                      50.94%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.07476

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15592
Total distributions                                                   $0.23068

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          55.22%
     Dividends Received Deduction for corporations                      50.94%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.13257

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15592
Total distributions                                                   $0.28849

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          55.22%
     Dividends Received Deduction for corporations                      50.94%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.12697

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.15592
Total distributions                                                   $0.28289

--------------------------------------------------------------------------------
30 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

                                                      Beginning            Ending              Expenses
                                                    account value       account value        paid during      Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,048.60            $6.18(c)           1.23%
     Hypothetical (5% return before expenses)           $1,000            $1,018.49            $6.09(c)           1.23%
Class B
     Actual(b)                                          $1,000            $1,043.40           $10.02(c)           2.00%
     Hypothetical (5% return before expenses)           $1,000            $1,014.71            $9.88(c)           2.00%
Class C
     Actual(b)                                          $1,000            $1,043.40           $10.12(c)           2.02%
     Hypothetical (5% return before expenses)           $1,000            $1,014.61            $9.98(c)           2.02%
Class I
     Actual(b)                                          $1,000            $1,050.20            $3.82(c)            .76%
     Hypothetical (5% return before expenses)           $1,000            $1,020.79            $3.77(c)            .76%
Class Y
     Actual(b)                                          $1,000            $1,048.40            $5.37(c)           1.07%
     Hypothetical (5% return before expenses)           $1,000            $1,019.27            $5.30(c)           1.07%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +4.86% for Class A, +4.34% for Class B, +4.34% for Class C, +5.02% for Class I and +4.84% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.29% for Class A; 2.05% for Class B; 2.06% for Class C; 0.94% for Class I and 1.12% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual expenses paid would have been $6.23 for Class A, $10.07 for Class B, $10.17 for Class C, $3.87 for Class I and $5.42 for Class Y; the hypothetical expenses paid would have been $6.14 for Class A, $9.93 for Class B, $10.03 for Class C, $3.82 for Class I and $5.35 for Class Y.

--------------------------------------------------------------------------------
32 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
33 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
34 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
35 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that although the Fund's investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004.

--------------------------------------------------------------------------------
36 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below median of its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
37 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
38 -- AXP LARGE CAP VALUE FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

AXP(R)
  Quantitative
  Large Cap Equity
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   July 31, 2005

AXP Quantitative Large Cap Equity Fund seeks to provide shareholders with long-term capital growth.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance           8

Investments in Securities                 10

Financial Statements                      15

Notes to Financial Statements             18

Report of Independent Registered
   Public Accounting Firm                 29

Federal Income Tax Information            30

Fund Expenses Example                     32

Board Members and Officers                34

Approval of Investment Management
   Services Agreement                     37

Proxy Voting                              39

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off of Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) to American Express shareholders. The separation from American Express is expected to be completed on Sept. 30, 2005. After the separation from American Express, Ameriprise Financial will no longer be affiliated with American Express.

Ameriprise Financial provides administrative services to the Fund and, through Sept. 30, 2005, investment management services to the Fund. Effective Oct. 1, 2005, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, will provide investment management services to the Fund. In addition, Ameriprise Financial is the parent company of the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company).

Effective Oct. 1, 2005, the Fund will change its name such that it no longer bears the American Express brand and instead will bear the RiverSourceSM brand. Information regarding the new name of the Fund and other changes will be separately communicated to shareholders.

--------------------------------------------------------------------------------
2 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Fund Snapshot AT JULY 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Dimitris J. Bertsimas                     4/03               12
Gina K. Mourtzinou                        4/03                8

FUND OBJECTIVE

This Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 4/24/03    B: 4/24/03   C: 4/24/03   I: 7/15/04   Y: 4/24/03

Ticker symbols by class
A: AQEAX      B: --        C: --        I: ALEIX     Y: --

Total net assets                                         $119.4 million

Number of holdings                                                  185

STYLE MATRIX

         STYLE
VALUE    BLEND   GROWTH
           X               LARGE
                           MEDIUM   SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

[PIE CHART]

Financials 16.2%
Health Care 14.3%
Energy 12.6%
Consumer Staples 11.5%
Consumer
Discretionary 10.8%
Information Technology 8.3%
Telecommunication
Services 8.2%
Industrials 6.1%
Short-Term Securities 5.5%
Utilities 5.0%
Materials 1.5%

TOP TEN HOLDINGS

Percentage of portfolio assets

Altria Group (Tobacco)                                             5.5%
Exxon Mobil (Oil & Gas)                                            4.3
Johnson & Johnson (Pharmaceuticals)                                3.2
Chevron (Oil & Gas)                                                2.8
iShares MSCI EAFE Index Fund
(Diversified Financial Services)                                   2.4
SBC Communications
(Diversified Telecommunication Services)                           2.3
Wal-Mart Stores (Food & Staples Retailing)                         2.3
UnitedHealth Group (Health Care Providers & Services)              2.3
Citigroup (Diversified Financial Services)                         2.3
Merck & Co (Pharmaceuticals)                                       2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

The investment process used to manage the AXP Quantitative Large Cap Equity Fund employs new technologies and statistical methods that have not previously been used to managed open-end mutual funds. Shareholders should be prepared for the possibility that the Fund may underperform its benchmark. While RiverSource Investments seeks to control trading activity, the Fund may trade more often than other funds in its peer group. Trading activity may result in increased fees, expenses and taxes.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Performance Summary

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2005

                      +15.95%      +14.05%     +12.56%

+15.95% = AXP Quantitative Large Cap Equity Fund Class A (excluding sales charge)
+14.05% = S&P 500 Index (unmanaged)
+12.56% = Lipper Large-Cap Core Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                                  Class A               Class B                Class C            Class I          Class Y
(Inception dates)                (4/24/03)             (4/24/03)              (4/24/03)          (7/15/04)        (4/24/03)
                                                             After                   After
                            NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)       NAV(5)          NAV(6)
at July 31, 2005
1 year                     +15.95%    +9.28%     +15.03%   +10.03%       +15.03%    +14.03%       +16.29%         +16.25%
Since inception            +16.45%   +13.45%     +15.47%   +13.99%       +15.48%    +15.48%       +15.00%         +16.63%

at June 30, 2005
1 year                      +6.27%    +0.15%      +5.66%    +0.66%        +5.49%     +4.49%         N/A            +6.72%
Since inception            +15.04%   +11.96%     +14.17%   +12.60%       +14.18%    +14.18%       +11.41%*        +15.30%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
4 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Quantitative Large Cap Equity Fund's Class A shares gained 15.95%, excluding sales charge, for the 12 months ended July 31, 2005. The Fund outperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which returned 12.56%, as well as the Standard & Poor's 500 Index (S&P 500 Index), which gained 14.05% for the same period.

Below, Portfolio Managers Dimitris Bertsimas and Gina Mourtzinou discuss the Fund's positioning and results for the fiscal year ended July 31, 2005.

At July 31, 2005, approximately 68% of the Fund's shares were owned in aggregate by AXP Portfolio Builder Funds, a group of six asset allocation funds managed by RiverSource Investments, LLC* (RiverSource Investments). As a result, it is possible AXP Quantitative Large Cap Equity Fund may experience relatively large purchases or redemptions from AXP Portfolio Builder Funds (see page 23, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. AXP Quantitative Large Cap Equity Fund may experience increased expenses as it buys and sells securities to satisfy subscriptions and redemptions in AXP Portfolio Builder Funds. For more information on the Fund's expenses, see the discussions beginning on pages 22 and 32.

Q:  What factors most significantly affected performance?

A: Stocks selected using the Fund's three quantitative models (value, momentum, and quality) drove strong performance relative to both the S&P 500 Index and its peers during the 12-month period. Indeed, for the annual period, each of the three quantitative models outperformed the S&P 500 Index, with the momentum model leading the way, followed by the value and then quality models. We believe the style diversification provided by the Fund's three quantitative models continues to be a significant investment advantage.

    Throughout the period, our use of risk modeling -- limits on individual holding size and on sector and industry allocations relative to the S&P 500 Index -- supported the Fund's strong relative performance as well.

    Another positive contributor to the Fund's relative results was its international exposure. The Fund's international position was established during the fourth calendar quarter of 2004 through MSCI EAFE iShares, an exchange-traded fund based on the MSCI EAFE Index. When we established the position, the U.S. dollar was weakening, thereby contributing to iShares' strong performance. The Fund's international exposure accounted for a small portion of its total net assets throughout the period,

* Prior to Oct. 1, 2005, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) served as investment manager to the AXP mutual funds.

--------------------------------------------------------------------------------
5 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > Stocks selected using the Fund's three quantitative models (value, momentum and quality) drove strong performance relative to both the S&P 500 Index and its peers during the 12-month period. [END CALLOUT QUOTE]

    reaching as much as 4% of portfolio assets at one time and standing at an allocation of approximately 2% as of July 31, 2005.

Q: Which equity sectors and securities affected the Fund's performance most during the fiscal year?

A: The Fund's stock holdings are determined by our quantitative models. The Fund's sector allocations stem from these individual stock selections, rather than any prediction that certain sectors might perform better or worse than the market.

    That said, from a sector perspective, significant exposure to and effective stock selection within utilities and consumer staples made positive contributions to the Fund's annual performance. Strong stock selection in materials further boosted the Fund's relative results. The positive effect of a sizable allocation to energy more than offset the negative effect of the Fund's weak stock selection in this strongly performing sector. From an individual stock perspective, positions in Altria Group (a consumer staples beverages and tobacco stock selected by the momentum and value models), ConocoPhillips (an integrated oil company originally both a momentum and value model pick though currently just a value model selection), Johnson & Johnson (a health care giant selected by the quality model) and Qualcomm (a telecommunications equipment and services leader selected by the momentum model) particularly helped the Fund's relative performance.

    On the other hand, the Fund's ineffective stock selection in financials detracted most from relative performance. A position in Fannie Mae (a mortgage financer selected by the value model) particularly detracted. So, too, did a holding in Intel (a semiconductor industry bellwether selected by the momentum model). We maintained the Fund's holding in Fannie Mae, but sold its position in Intel by the end of the annual period.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the period, the Fund maintained the following allocation among the three quantitative models:

    o  40% investment in the  momentum model

    o  30% in the value model and

    o  30% in the quality model.

--------------------------------------------------------------------------------
6 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE] > We will continue our strategy of monitoring weightings as a risk management tool, so that no individual security, industry or sector becomes too large within the Fund's portfolio. [END CALLOUT QUOTE]

    As indicated, we also established a position in MSCI EAFE iShares during the period, as our separate asset allocation model pointed to opportunities in international stocks.

    The Fund experienced significant inflows of cash during the annual period, including share purchases by the AXP Portfolio Builder Series asset allocation funds. We managed this influx by purchasing S&P 500 futures. While the influx triggered a need to rebalance the portfolio more than once a month, it had a rather neutral effect on Fund performance for the 12-month period. Indeed, we continued to improve trading and cash flow management through the fiscal year.

    As mentioned, the Fund's sector weightings are a by-product of the individual stocks selected by our three models. Over the course of the 12 months, our models became more positive on stocks in the energy and telecommunications services sectors. On the other hand, our models became more negative on stocks in the information technology and industrials sectors.

    At the end of the fiscal year, the Fund had significant exposures to the telecommunications services, energy and consumer staples sectors and more modest allocations to the information technology, financials and industrials sectors.

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the Fund's consistent, disciplined approach will benefit performance over the long term. Our focus going forward is to keep using our three well-tested models to find the best-performing stocks regardless of market conditions. We will continue our strategy of monitoring weightings as a risk management tool, so that no individual security, industry or sector becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our risk controls, including constraints on market capitalization, price, quality, turnover, transactions costs and more.

    Overall, we intend to maintain the high quality of the Fund's portfolio, while at the same time maintaining our style diversification.

--------------------------------------------------------------------------------
7 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Quantitative Large Cap Equity Fund Class A shares (from 5/1/03 to 7/31/05) as compared to the performance of two widely cited performance indices, the Standard & Poor's 500 Index and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.riversource.com/investments. Also see "Past Performance" in the Fund's current prospectus.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term        Long-term
Fiscal year ended        Income    capital gains    capital gains     Total
July 31, 2005             $0.03        $0.07          $0.09           $0.19
July 31, 2004              0.02         0.11           0.01            0.14
July 31, 2003(1)             --           --             --              --

(1) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

--------------------------------------------------------------------------------
8 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP QUANTITATIVE LARGE CAP EQUITY FUND

AXP Quantitative Large Cap Equity Fund Class A
(includes sales charge) ($13,315)                      $ 9,425  $10,254   $11,483   $13,315
S&P 500 Index(1) ($14,003)                             $10,000  $10,849   $12,278   $14,003
Lipper Large-Cap Core Funds Index(2) ($13,318)         $10,000  $10,755   $11,832   $13,318
                                                        5/1/03     7/03      7/04      7/05

COMPARATIVE RESULTS

Results at July 31, 2005                                                            Since
                                                                       1 year   inception(3)
AXP Quantitative Large Cap Equity Fund (includes sales charge)

Class A          Cumulative value of $10,000                          $10,928    $13,315
                 Average annual total return                           +9.28%    +13.45%
S&P 500 Index(1)
                 Cumulative value of $10,000                          $11,405    $14,003
                 Average annual total return                          +14.05%    +16.14%
Lipper Large-Cap Core Funds Index(2)
                 Cumulative value of $10,000                          $11,256    $13,318
                 Average annual total return                          +12.56%    +13.58%

Results for other share classes can be found on page 4.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) Fund data is from April 24, 2003. S&P 500 Index and Lipper peer data is from May 1, 2003.

--------------------------------------------------------------------------------
9 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Investments in Securities

AXP Quantitative Large Cap Equity Fund

July 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (99.8%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (1.2%)
Lockheed Martin                                 3,104                 $193,690
Rockwell Collins                                6,474                  315,931
United Technologies                            17,742                  899,519
Total                                                                1,409,140

Air Freight & Logistics (1.1%)
FedEx                                           8,070                  678,607
United Parcel Service Cl B                      8,119                  592,443
Total                                                                1,271,050

Auto Components (0.1%)
Johnson Controls                                2,710                  155,662

Automobiles (1.5%)
Ford Motor                                     59,497                  638,998
General Motors                                 19,047                  701,310
Harley-Davidson                                 7,703                  409,723
Total                                                                1,750,031

Beverages (2.0%)
Coca-Cola                                      54,536                2,386,495

Biotechnology (0.3%)
Gilead Sciences                                 8,252(b)               369,772

Building Products (0.2%)
Masco                                           5,949                  201,731

Capital Markets (1.9%)
Bear Stearns Companies                          2,977                  303,981
Franklin Resources                             11,019                  890,557
Lehman Brothers Holdings                        6,573                  691,019
Merrill Lynch & Co                              3,855                  226,597
Morgan Stanley                                  2,267                  120,264
Total                                                                2,232,418

Chemicals (0.9%)
Dow Chemical                                   11,766                  564,180
Monsanto                                        7,987                  538,084
Total                                                                1,102,264

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (2.1%)
Bank of America                                15,071                 $657,096
Comerica                                        3,962                  242,078
KeyCorp                                         5,983                  204,858
Natl City                                      18,078                  667,258
PNC Financial Services Group                   10,111                  554,285
Regions Financial                               1,911                   64,286
Wachovia                                        2,649                  133,457
Total                                                                2,523,318

Communications Equipment (0.3%)
Comverse Technology                             9,884(b)               249,966
Tellabs                                        11,862(b)               115,299
Total                                                                  365,265

Computers & Peripherals (2.8%)
Apple Computer                                 29,129(b)             1,242,353

Gateway   29,177(b)   116,124
Hewlett-Packard                                21,708                  534,451
Lexmark Intl Cl A                               1,816(b)               113,863
NCR                                            10,017(b)               347,690
Network Appliance                              12,591(b)               321,196
QLogic                                         19,572(b)               607,711
Total                                                                3,283,388

Consumer Finance (0.6%)
MBNA                                           14,538                  365,776
Providian Financial                             7,465(b)               141,089
SLM                                             2,933                  151,020
Total                                                                  657,885

Distributors (0.2%)
Genuine Parts                                   4,854                  222,265

Diversified Financial Services (5.5%)
CIT Group                                       4,009                  176,957
Citigroup                                      65,559                2,851,817
iShares MSCI EAFE Index Fund                   56,400                3,042,216
Technology Select Sector
  Index Fund                                   23,600                  497,016
Total                                                                6,568,006

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Diversified Telecommunication Services (8.0%)
AT&T                                           40,392                 $799,762
BellSouth                                      84,339                2,327,756
SBC Communications                            118,859                2,906,102
Sprint                                         45,198                1,215,826
Verizon Communications                         69,594                2,382,202
Total                                                                9,631,648

Electric Utilities (3.6%)
Allegheny Energy                                7,515(b)               214,178
American Electric Power                         8,425                  326,048
CenterPoint Energy                              9,851                  135,353
Edison Intl                                     4,888                  199,821
Exelon                                         29,458                1,576,591
FPL Group                                       5,382                  232,072
PG&E                                           10,993                  413,667
TECO Energy                                     9,536                  180,803
TXU                                            11,741                1,017,240
Total                                                                4,295,773

Electrical Equipment (0.5%)
American Power Conversion                       6,587                  185,161
Rockwell Automation                             7,068                  364,072
Total                                                                  549,233

Electronic Equipment & Instruments (0.1%)
Jabil Circuit                                   3,704(b)               115,528

Energy Equipment & Services (1.6%)
Halliburton                                    13,539                  758,861
Noble                                           5,789                  388,905
Transocean                                     13,356(b)               753,679
Total                                                                1,901,445

Food & Staples Retailing (3.3%)
Albertson's                                     9,051                  192,877
Kroger                                         18,677(b)               370,738
Safeway                                        14,936                  362,945
SYSCO                                           4,436                  159,962
Wal-Mart Stores                                58,504                2,887,173
Total                                                                3,973,695

Food Products (0.6%)
Archer-Daniels-Midland                         28,840                  661,590

Health Care Equipment & Supplies (0.9%)
Becton, Dickinson & Co                          3,982                  220,483
Biomet                                          2,427                   92,542
Medtronic                                      10,087                  544,093
Zimmer Holdings                                 2,417(b)               199,064
Total                                                                1,056,182

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Providers & Services (6.4%)
Aetna                                          10,729                 $830,425
Cardinal Health                                 9,078                  540,867
Caremark Rx                                     6,863(b)               305,953
CIGNA                                           9,990                1,066,433
HCA                                             9,971                  491,072
Humana                                          8,427(b)               335,816
Medco Health Solutions                          2,805(b)               135,874
Tenet Healthcare                               11,188(b)               135,822
UnitedHealth Group                             55,138                2,883,716
WellPoint                                      13,851(b)               979,820
Total                                                                7,705,798

Hotels, Restaurants & Leisure (2.0%)
Darden Restaurants                              4,418                  153,305
Harrah's Entertainment                          8,056                  634,329
Marriott Intl Cl A                              7,230                  495,038
Starbucks                                       5,346(b)               280,932
Starwood Hotels & Resorts
  Worldwide Unit                                6,800                  430,576
Yum! Brands                                     6,453                  337,815
Total                                                                2,331,995

Household Durables (2.1%)
Black & Decker                                  2,610                  235,709
Centex                                          7,611                  563,062
DR Horton                                      22,231                  913,249
KB HOME                                         5,316                  435,434
Pulte Homes                                     3,146                  294,529
Whirlpool                                       1,247                   99,735
Total                                                                2,541,718

Household Products (0.2%)
Kimberly-Clark                                  3,802                  242,416

Industrial Conglomerates (1.1%)
3M                                             14,197                1,064,775
Textron                                         3,415                  253,291
Total                                                                1,318,066

Insurance (3.5%)
Allstate                                       15,708                  962,272
Ambac Financial Group                           4,537                  325,938
Aon                                            11,958                  304,212
Jefferson-Pilot                                 2,029                  101,795
Lincoln Natl                                    6,281                  303,372
Loews                                           4,520                  378,008
Marsh & McLennan Companies                      9,979                  289,092
MBIA                                            5,309                  322,469
Prudential Financial                           11,757                  786,543

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Insurance (cont.)
Safeco                                          1,299                  $71,367
Torchmark                                       3,597                  188,015
UnumProvident                                   9,896                  189,508
Total                                                                4,222,591

Internet & Catalog Retail (0.4%)
eBay                                           12,445(b)               519,952

IT Services (1.2%)
Affiliated Computer Services Cl A               2,305(b)               115,181
Automatic Data Processing                       5,141                  228,311
Computer Sciences                               2,552(b)               116,831
Convergys                                      11,645(b)               169,435
Electronic Data Systems                        19,225                  395,457
Sabre Holdings Cl A                             6,183                  118,714
SunGard Data Systems                            3,167(b)               113,664
Unisys                                         17,838(b)               115,412
Total                                                                1,373,005

Leisure Equipment & Products (0.5%)
Eastman Kodak                                  15,799                  422,466
Mattel                                          8,419                  157,014
Total                                                                  579,480

Machinery (0.9%)
Caterpillar                                    13,374                  720,993
PACCAR                                          4,329                  312,640
Total                                                                1,033,633

Media (0.3%)
Walt Disney                                    13,238                  339,422

Metals & Mining (0.7%)
Freeport-McMoRan Copper &
  Gold Cl B                                     4,687                  188,792
Nucor                                           4,197                  232,724
Phelps Dodge                                    3,550                  377,898
Total                                         799,414

Multi-Utilities & Unregulated Power (1.7%)
AES                                            31,821(b)               510,727
CMS Energy                                     10,719(b)               169,789
Duke Energy                                    24,072                  711,087
Public Service Enterprise Group                 7,731                  497,103
Sempra Energy                                   2,652                  112,710
Total                                                                2,001,416

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Multiline Retail (1.8%)
Dollar General                                  7,198                 $146,263
Federated Dept Stores                           5,958                  452,033
May Dept Stores                                12,818                  526,179
Nordstrom                                       9,150                  338,642
Sears Holdings                                  4,466(b)               688,791
Total                                                                2,151,908

Oil & Gas (11.6%)
Amerada Hess                                    2,404                  283,335
Anadarko Petroleum                              5,403                  477,355
Apache                                          2,021                  138,236
Chevron                                        60,101                3,486,459
ConocoPhillips                                  7,228                  452,401
Devon Energy                                   19,319                1,083,603
El Paso                                        37,470                  449,640
EOG Resources                                   7,649                  467,354
Exxon Mobil                                    92,215                5,417,630
Kinder Morgan                                   4,504                  400,225
Marathon Oil                                    2,863                  167,085
Unocal                                          8,370                  542,795
Valero Energy                                   6,815                  564,146
Total                                                               13,930,264

Pharmaceuticals (7.4%)
Abbott Laboratories                             6,212                  289,666
Bristol-Myers Squibb                           65,709                1,641,411
Johnson & Johnson                              62,672                4,008,500
Merck & Co                                     81,218                2,522,631
Wyeth                                          10,467                  478,865
Total                                                                8,941,073

Real Estate Investment Trust (0.3%)
Archstone-Smith Trust                           3,635                  154,488
ProLogis                                        3,989                  181,738
Total                                                                  336,226

Road & Rail (1.5%)
Burlington Northern Santa Fe                   16,941                  919,049
CSX                                             6,339                  288,678
Norfolk Southern                               15,036                  559,490
Total                                                                1,767,217

Semiconductors & Semiconductor Equipment (0.6%)
Advanced Micro Devices                         13,354(b)               268,148
LSI Logic                                      11,706(b)               114,251
NVIDIA                                         11,473(b)               310,459
Total                                                                  692,858

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Issuer                                         Shares                 Value(a)

Software (3.9%)
Adobe Systems                                  17,128                 $507,674
Autodesk                                        9,357                  319,916
Compuware                                      28,997(b)               244,445
Microsoft                                      69,193                1,772,033
Oracle                                        113,833(b)             1,545,852
Symantec                                       11,891(b)               261,245
Total                                                                4,651,165

Specialty Retail (2.2%)
Best Buy                                        4,212                  322,639
Home Depot                                     46,869                2,039,271
Staples                                        12,394                  282,211
Total                                                                2,644,121

Textiles, Apparel & Luxury Goods (0.3%)
Nike Cl B                                       4,448                  372,742

Thrifts & Mortgage Finance (3.2%)
Countrywide Financial                           6,048                  217,728
Fannie Mae                                     31,160                1,740,598
Freddie Mac                                    10,326                  653,429
MGIC Investment                                 3,110                  213,284
Washington Mutual                              24,008                1,019,860
Total                                                                3,844,899

Tobacco (6.1%)
Altria Group                                  104,032                6,965,982
UST                                             6,330                  291,307
Total                                                                7,257,289

Trading Companies & Distributors (0.1%)
WW Grainger                                     2,096                  130,623

Wireless Telecommunication Services (0.6%)
Nextel Communications Cl A                     21,414(b)               745,207

Total Common Stocks
(Cost: $113,013,983)                                              $119,158,282

Short-Term Securities (5.8%)
Issuer                 Effective              Principal               Value(a)
                         yield                 amount

U.S. Government Agency (4.9%)
Federal Natl Mtge Assn Disc Nts
  08-22-05                3.28%            $2,600,000               $2,594,332
  09-07-05                3.26              3,300,000                3,288,083
Total                                                                5,882,415

Commercial Paper (0.9%)
HSBC Finance
   08-01-05               3.31              1,000,000                  999,724

Total Short-Term Securities
(Cost: $6,882,765)                                                  $6,882,139

Total Investments in Securities
(Cost: $119,896,748)(c)                                           $126,040,421

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) At July 31, 2005, the cost of securities for federal income tax purposes was $119,994,041 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 7,865,150
      Unrealized depreciation                                       (1,818,770)
                                                                    ----------
      Net unrealized appreciation                                  $ 6,046,380
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
14 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Quantitative Large Cap Equity Fund

July 31, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $119,896,748)                                                                              $126,040,421
Cash in bank on demand deposit                                                                                       63,008
Capital shares receivable                                                                                            43,455
Dividends and accrued interest receivable                                                                           194,530
Receivable for investment securities sold                                                                         5,782,959
                                                                                                                  ---------
Total assets                                                                                                    132,124,373
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                               10,711
Payable for investment securities purchased                                                                      12,666,426
Accrued investment management services fee                                                                            1,976
Accrued distribution fee                                                                                                455
Accrued transfer agency fee                                                                                             141
Accrued administrative services fee                                                                                     165
Other accrued expenses                                                                                               69,384
                                                                                                                     ------
Total liabilities                                                                                                12,749,258
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                             $119,375,115
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    177,771
Additional paid-in capital                                                                                      109,222,972
Undistributed net investment income                                                                                 503,820
Accumulated net realized gain (loss)                                                                              3,326,879
Unrealized appreciation (depreciation) on investments                                                             6,143,673
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $119,375,115
                                                                                                               ============
Net assets applicable to outstanding shares:                   Class A                                         $ 28,058,336
                                                               Class B                                         $  9,287,787
                                                               Class C                                         $    188,938
                                                               Class I                                         $ 81,805,703
                                                               Class Y                                         $     34,351
Net asset value per share of outstanding capital stock:        Class A shares           4,189,337              $       6.70
                                                               Class B shares           1,402,057              $       6.62
                                                               Class C shares              28,519              $       6.62
                                                               Class I shares          12,152,084              $       6.73
                                                               Class Y shares               5,118              $       6.71
                                                                                            -----              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Statement of operations
AXP Quantitative Large Cap Equity Fund

Year ended July 31, 2005
Investment income
Income:
Dividends                                                                                                        $1,295,906
Interest                                                                                                             73,221
                                                                                                                     ------
Total income                                                                                                      1,369,127
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  408,720
Distribution fee
   Class A                                                                                                           44,025
   Class B                                                                                                           51,693
   Class C                                                                                                            1,420
Transfer agency fee                                                                                                  40,155
Incremental transfer agency fee
   Class A                                                                                                            3,114
   Class B                                                                                                            2,060
   Class C                                                                                                               71
Service fee -- Class Y                                                                                                   30
Administrative services fees and expenses                                                                            29,441
Compensation of board members                                                                                         8,604
Custodian fees                                                                                                       27,540
Printing and postage                                                                                                 37,795
Registration fees                                                                                                    57,489
Audit fees                                                                                                           20,500
Other                                                                                                                 5,942
                                                                                                                      -----
Total expenses                                                                                                      738,599
   Expenses waived/reimbursed by Ameriprise Financial (formerly AEFC) (Note 2)                                      (23,127)
                                                                                                                    -------
                                                                                                                    715,472
   Earnings credits on cash balances (Note 2)                                                                        (4,727)
                                                                                                                     ------
Total net expenses                                                                                                  710,745
                                                                                                                    -------
Investment income (loss) -- net                                                                                     658,382
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 3,680,690
   Futures contracts                                                                                                115,625
                                                                                                                    -------
Net realized gain (loss) on investments                                                                           3,796,315
Net change in unrealized appreciation (depreciation) on investments                                               5,439,579
                                                                                                                  ---------
Net gain (loss) on investments                                                                                    9,235,894
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $9,894,276
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Statements of changes in net assets
AXP Quantitative Large Cap Equity Fund

Year ended July 31,                                                                        2005                      2004
Operations and distributions
Investment income (loss) -- net                                                      $    658,382               $    70,924
Net realized gain (loss) on investments                                                 3,796,315                   824,610
Net change in unrealized appreciation (depreciation) on investments                     5,439,579                   335,658
                                                                                        ---------                   -------
Net increase (decrease) in net assets resulting from operations                         9,894,276                 1,231,192
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (62,837)                  (32,550)
      Class B                                                                                  --                      (921)
      Class C                                                                                  --                       (88)
      Class I                                                                            (142,494)                       --
      Class Y                                                                                (172)                      (94)
   Net realized gain
      Class A                                                                            (327,285)                 (204,671)
      Class B                                                                            (102,880)                  (35,467)
      Class C                                                                              (3,213)                   (2,669)
      Class I                                                                            (723,932)                       --
      Class Y                                                                                (727)                     (461)
                                                                                             ----                      ----
Total distributions                                                                    (1,363,540)                 (276,921)
                                                                                       ----------                  --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             21,609,484                 6,113,596
   Class B shares                                                                       6,978,820                 2,111,340
   Class C shares                                                                          77,713                    99,094
   Class I shares                                                                      66,292,986                 9,070,761
   Class Y shares                                                                           7,000                        --
Reinvestment of distributions at net asset value
   Class A shares                                                                         346,177                    96,546
   Class B shares                                                                         100,334                    34,783
   Class C shares                                                                           2,894                     2,508
   Class I shares                                                                         866,109                        --
   Class Y shares                                                                             505                       257
Payments for redemptions
   Class A shares                                                                      (9,642,178)               (1,001,408)
   Class B shares (Note 2)                                                             (1,046,545)                 (582,132)
   Class C shares (Note 2)                                                                (48,696)                  (31,819)
   Class I shares                                                                        (150,008)                     (701)
                                                                                         --------                      ----
Increase (decrease) in net assets from capital share transactions                      85,394,595                15,912,825
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                93,925,331                16,867,096
Net assets at beginning of year                                                        25,449,784                 8,582,688
                                                                                       ----------                 ---------
Net assets at end of year                                                            $119,375,115               $25,449,784
                                                                                     ============               ===========
Undistributed net investment income                                                  $    503,820               $    52,439
                                                                                     ------------               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Notes to Financial Statements

AXP Quantitative Large Cap Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At July 31, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 68.53% of the Fund's net assets.

At July 31, 2005, Ameriprise Financial and the AXP Portfolio Builder Funds owned approximately 68% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
18 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
19 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
20 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,498 and accumulated net realized gain been increased by $1,498.

The tax character of distributions paid for the years indicated is as follows:

Year ended July 31,                                  2005           2004

Class A
Distributions paid from:
     Ordinary income                               $202,166       $228,642
     Long-term capital gain                         187,956          8,579
Class B
Distributions paid from:
     Ordinary income                                 43,797         34,902
     Long-term capital gain                          59,083          1,486
Class C
Distributions paid from:
     Ordinary income                                  1,368          2,645
     Long-term capital gain                           1,845            112
Class I*
Distributions paid from:
     Ordinary income                                450,678             --
     Long-term capital gain                         415,748             --
Class Y
Distributions paid from:
     Ordinary income                                    481            536
     Long-term capital gain                             418             19

* Inception date is July 15, 2004.

At July 31, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $2,869,627
Accumulated long-term gain (loss)                               $1,058,365
Unrealized appreciation (depreciation)                          $6,046,380

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
21 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.48% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $15,749 for the year ended July 31, 2005.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.06% to 0.03% annually as the Fund's net assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended July 31, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
22 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $120,789 for Class A, $5,134 for Class B and $30 for Class C for the year ended July 31, 2005.

For the year ended July 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 1.25% for Class A, 2.04% for Class B, 2.06% for Class C and 1.06% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $18,458, $4,530, $104 and $35 respectively. In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until July 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C, 0.93% for Class I and 1.06% for Class Y of the Fund's average daily net assets.

During the year ended July 31, 2005, the Fund's custodian and transfer agency fees were reduced by $4,727 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $126,724,187 and $41,805,397, respectively, for the year ended July 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended July 31, 2005
                                              Class A        Class B      Class C         Class I     Class Y
Sold                                        3,401,658      1,109,408       12,216      10,493,500       1,160
Issued for reinvested distributions            54,345         15,850          457         135,541          79
Redeemed                                   (1,531,238)      (165,421)      (7,726)        (24,014)         --
                                           ----------       --------       ------         -------       -----
Net increase (decrease)                     1,924,765        959,837        4,947      10,605,027       1,239
                                            ---------        -------        -----      ----------       -----

                                                                 Year ended July 31, 2004
                                              Class A        Class B      Class C        Class I*     Class Y
Sold                                        1,028,744        358,722       17,252       1,547,177          --
Issued for reinvested distributions            16,447          5,946          429              --          45
Redeemed                                     (166,966)       (99,601)      (5,323)           (120)         --
                                             --------        -------       ------            ----          --
Net increase (decrease)                       878,225        265,067       12,358       1,547,057          45
                                              -------        -------       ------       ---------          --

* Inception date is July 15, 2004.

--------------------------------------------------------------------------------
23 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended July 31, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $5.95        $5.44        $5.00
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .04          .02          .01
Net gains (losses) (both realized and unrealized)                               .90          .63          .43
                                                                              -----        -----        -----
Total from investment operations                                                .94          .65          .44
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.03)        (.02)          --
Distributions from realized gains                                              (.16)        (.12)          --
                                                                              -----        -----        -----
Total distributions                                                            (.19)        (.14)          --
                                                                              -----        -----        -----
Net asset value, end of period                                                $6.70        $5.95        $5.44
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $28          $13           $8
Ratio of expenses to average daily net assets(c),(d)                          1.25%        1.13%        1.22%(e)
Ratio of net investment income (loss) to average daily net assets              .84%         .65%         .81%(e)
Portfolio turnover rate (excluding short-term securities)                       64%          64%          17%
Total return(f)                                                              15.95%       11.99%        8.80%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.91% and 7.39% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $5.90        $5.43        $5.00
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .02         (.02)          --
Net gains (losses) (both realized and unrealized)                               .86          .61          .43
                                                                              -----        -----        -----
Total from investment operations                                                .88          .59          .43
                                                                              -----        -----        -----
Less distributions:
Distributions from realized gains                                              (.16)        (.12)          --
                                                                              -----        -----        -----
Net asset value, end of period                                                $6.62        $5.90        $5.43
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $9           $3           $1
Ratio of expenses to average daily net assets(c),(d)                          2.04%        1.95%        2.01%(e)
Ratio of net investment income (loss) to average daily net assets              .06%        (.16%)       (.08%)(e)
Portfolio turnover rate (excluding short-term securities)                       64%          64%          17%
Total return(f)                                                              15.03%       10.95%        8.60%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.13%, 2.73% and 8.18% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $5.90        $5.43        $5.00
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .01         (.02)          --
Net gains (losses) (both realized and unrealized)                               .87          .61          .43
                                                                              -----        -----        -----
Total from investment operations                                                .88          .59          .43
                                                                              -----        -----        -----
Less distributions:
Distributions from realized gains                                              (.16)        (.12)          --
                                                                              -----        -----        -----
Net asset value, end of period                                                $6.62        $5.90        $5.43
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          2.06%        1.95%        2.01%(e)
Ratio of net investment income (loss) to average daily net assets              .02%        (.17%)       (.05%)(e)
Portfolio turnover rate (excluding short-term securities)                       64%          64%          17%
Total return(f)                                                              15.03%       10.96%        8.60%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.13%, 2.73% and 8.20% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                                  2005         2004(b)
Net asset value, beginning of period                                          $5.96        $5.99
                                                                              -----        -----
Income from investment operations:
Net investment income (loss)                                                    .04          .02
Net gains (losses) (both realized and unrealized)                               .92         (.05)
                                                                              -----        -----
Total from investment operations                                                .96         (.03)
                                                                              -----        -----
Less distributions:
Dividends from net investment income                                           (.03)          --
Distributions from realized gains                                              (.16)          --
                                                                              -----        -----
Total distributions                                                            (.19)          --
                                                                              -----        -----
Net asset value, end of period                                                $6.73        $5.96
                                                                              -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $82           $9
Ratio of expenses to average daily net assets(c)                               .91%         .93%(d),(e)
Ratio of net investment income (loss) to average daily net assets             1.19%        5.35%(d)
Portfolio turnover rate (excluding short-term securities)                       64%          64%
Total return(f)                                                              16.29%        (.50%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratio of expenses for Class I would have been 1.27% for the period ended July 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
27 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                   2005         2004         2003(b)
Net asset value, beginning of period                                          $5.95        $5.45        $5.00
                                                                              -----        -----        -----
Income from investment operations:
Net investment income (loss)                                                    .05          .03          .01
Net gains (losses) (both realized and unrealized)                               .91          .61          .44
                                                                              -----        -----        -----
Total from investment operations                                                .96          .64          .45
                                                                              -----        -----        -----
Less distributions:
Dividends from net investment income                                           (.04)        (.02)          --
Distributions from realized gains                                              (.16)        (.12)          --
                                                                              -----        -----        -----
Total distributions                                                            (.20)        (.14)          --
                                                                              -----        -----        -----
Net asset value, end of period                                                $6.71        $5.95        $5.45
                                                                              -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--
Ratio of expenses to average daily net assets(c),(d)                          1.06%         .98%        1.01%(e)
Ratio of net investment income (loss) to average daily net assets             1.03%         .78%         .90%(e)
Portfolio turnover rate (excluding short-term securities)                       64%          64%          17%
Total return(f)                                                              16.25%       11.87%        9.00%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.76% and 7.20% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Quantitative Large Cap Equity Fund (a series of AXP Growth Series, Inc.) as of July 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2005, and the financial highlights for each of the years in the two-year period ended July 31, 2005 and for the period from April 24, 2003 (when shares became publicly available) to July 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Quantitative Large Cap Equity Fund as of July 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

September 20, 2005

--------------------------------------------------------------------------------
29 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Quantitative Large Cap Equity Fund
Fiscal year ended July 31, 2005

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          35.08%
     Dividends Received Deduction for corporations                      34.99%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09760

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09141
Total distributions                                                   $0.18901

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          35.08%
     Dividends Received Deduction for corporations                      34.99%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.06776

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09141
Total distributions                                                   $0.15917

--------------------------------------------------------------------------------
30 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          35.08%
     Dividends Received Deduction for corporations                      34.99%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.06776

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09141
Total distributions                                                   $0.15917

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          35.08%
     Dividends Received Deduction for corporations                      34.99%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09909

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09141
Total distributions                                                   $0.19050

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          35.08%
     Dividends Received Deduction for corporations                      34.99%

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.10555

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 20, 2004                                                         $0.09141
Total distributions                                                   $0.19696

--------------------------------------------------------------------------------
31 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
32 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

                                                       Beginning           Ending              Expenses
                                                     account value      account value         paid during      Annualized
                                                     Feb. 1, 2005       July 31, 2005        the period(a)    expense ratio
Class A
     Actual(b)                                          $1,000            $1,063.50            $6.32(c)           1.25%
     Hypothetical (5% return before expenses)           $1,000            $1,018.39            $6.19(c)           1.25%
Class B
     Actual(b)                                          $1,000            $1,057.50           $10.29(c)           2.04%
     Hypothetical (5% return before expenses)           $1,000            $1,014.52           $10.08(c)           2.04%
Class C
     Actual(b)                                          $1,000            $1,057.50           $10.39(c)           2.06%
     Hypothetical (5% return before expenses)           $1,000            $1,014.42           $10.18(c)           2.06%
Class I
     Actual(b)                                          $1,000            $1,064.90            $4.61(c)            .91%
     Hypothetical (5% return before expenses)           $1,000            $1,020.06            $4.51(c)            .91%
Class Y
     Actual(b)                                          $1,000            $1,063.40            $5.36(c)           1.06%
     Hypothetical (5% return before expenses)           $1,000            $1,019.32            $5.25(c)           1.06%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended July 31, 2005: +6.35% for Class A, +5.75% for Class B, +5.75% for Class C, +6.49% for Class I and +6.34% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.25% for Class A; 2.04% for Class B; 2.06% for Class C; 0.93% for Class I and 1.06% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended July 31, 2005, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above for all classes, except Class I. The actual expenses paid for Class I would have been $4.66 and the hypothetical expenses paid would have been $4.56.

--------------------------------------------------------------------------------
33 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                      Position held     Principal occupation   Other directorships
                                        with Fund and     during past five
                                        length of         years
                                        service
--------------------------------------- ----------------- ---------------------- --------------------------------
Arne H. Carlson                         Board member      Chair, Board
901 S. Marquette Ave.                   since 1999        Services Corporation
Minneapolis, MN 55402                                     (provides
Age 70                                                    administrative
                                                          services to boards).
                                                          Former Governor
                                                          of Minnesota
--------------------------------------- ----------------- ---------------------- --------------------------------
Philip J. Carroll, Jr.                  Board member      Retired Chairman and   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                   since 2002        CEO, Fluor Corporation Materials Company, Inc.
Minneapolis, MN 55402                                     (engineering and       (construction
Age 67                                                    construction) since     materials/chemicals)
                                                          1998
--------------------------------------- ----------------- ---------------------- --------------------------------
Livio D. DeSimone*                      Board member      Retired Chair of the   Cargill, Incorporated
30 Seventh Street East                  since 2001        Board and              (commodity merchants and
Suite 3050 St. Paul, MN                                   Chief Executive        processors), General Mills,
55101-4901                                                Officer, Minnesota     Inc. (consumer foods), Vulcan
Age 71                                                    Mining and             Materials Company (construction
                                                          Manufacturing (3M)     materials/chemicals), Milliken &
                                                                                 Company (textiles and chemicals),
                                                                                 and Nexia Biotechnologies, Inc.
--------------------------------------- ----------------- ---------------------- --------------------------------
Patricia M. Flynn                       Board member      Trustee Professor of   BostonFed Bancorp, Inc.
901 S. Marquette Ave.                   since 2004        Economics and          (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley    subsidiary Boston Federal
Age 54                                                    College since 2002;    Savings Bank
                                                          former Dean,
                                                          McCallum Graduate
                                                          School of Business,
                                                          Bentley College from
                                                          1999 to 2002
--------------------------------------- ----------------- ---------------------- --------------------------------
Anne P. Jones                           Board member      Attorney and
901 S. Marquette Ave.                   since 1985        Consultant
Minneapolis, MN 55402
Age 70
--------------------------------------- ----------------- ---------------------- --------------------------------
Stephen R. Lewis, Jr.                   Board member      Retired President      Valmont Industries, Inc.
901 S. Marquette Ave.                   since 2002        and Professor of       (manufactures irrigation
Minneapolis, MN 55402                                     Economics, Carleton    systems)
Age 66                                                    College
--------------------------------------- ----------------- ---------------------- --------------------------------

* Livio D. DeSimone retired as a member of the Board, effective Sept. 8, 2005.

--------------------------------------------------------------------------------
34 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Catherine James Paglia                 Board member       Director, Enterprise   Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004         Asset Management,      (transportation, distribution
Minneapolis, MN 55402                                     Inc. (private real     and logistics consultants)
Age 52                                                    estate and asset
                                                          management company)
                                                          since 1999
-------------------------------------- ------------------ ---------------------- --------------------------------
Alan K. Simpson                        Board member       Former three-term
1201 Sunshine Ave.                     since 1997         United States
Cody, WY 82414                                            Senator for Wyoming
Age 73
-------------------------------------- ------------------ ---------------------- --------------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.                  since 2002         Executive Officer,
Minneapolis, MN 55402                                     RiboNovix, Inc.
Age 61                                                    since 2004;
                                                          President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ ---------------------- --------------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)**

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
William F. Truscott                    Board member       Senior Vice
53600 Ameriprise Financial Center      since 2001,        President - Chief
Minneapolis, MN 55474                  Vice President     Investment Officer
Age 44                                 since 2002         of Ameriprise
                                                          Financial, Inc. and
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2001. Former
                                                          Chief Investment
                                                          Officer and Managing
                                                          Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ ---------------------- --------------------------------

** Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
35 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation   Other directorships
                                       with Fund and      during past five
                                       length of service  years
-------------------------------------- ------------------ ---------------------- --------------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment
Minneapolis, MN 55474                                     Accounting,
Age 50                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate
                                                          Controller,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1996-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Paula R. Meyer                         President          Senior Vice President
596 Ameriprise Financial Center        since 2002         and General Manager -
Minneapolis, MN 55474                                     Mutual Funds,
Age 51                                                    Ameriprise
                                                          Financial, Inc.,
                                                          since 2002 and
                                                          Senior Vice
                                                          President,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2004; Vice
                                                          President and
                                                          Managing Director -
                                                          American Express
                                                          Funds, Ameriprise
                                                          Financial, Inc.,
                                                          2000-2002;
                                                          Vice President,
                                                          Ameriprise
                                                          Financial, Inc.,
                                                          1998-2000
-------------------------------------- ------------------ ---------------------- --------------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ ---------------------- --------------------------------
Beth E. Weimer                         Chief Compliance   Vice President and
172 Ameriprise Financial Center        Officer since      Chief Compliance
Minneapolis, MN 55474                  2004               Officer, Ameriprise
Age 52                                                    Financial, Inc.,
                                                          since 2001 and Chief
                                                          Compliance Officer,
                                                          RiverSource
                                                          Investments, LLC
                                                          since 2005; Vice
                                                          President and
                                                          Chief Compliance
                                                          Officer, Ameriprise
                                                          Financial Services,
                                                          Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk
                                                          Services, 1998-2001
-------------------------------------- ------------------ ---------------------- --------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
36 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC) (the investment manager) is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
37 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below median for its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
38 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283; through the investment manager's website, www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
39 -- AXP QUANTITATIVE LARGE CAP EQUITY FUND -- 2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended July 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Growth Series, Inc. were as follows:

                        2005 - $70,000;                       2004 - $67,007

(b) Audit - Related Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Growth Series, Inc. were as follows:

                        2005 - $1,077;                        2004 - $845

(c) Tax Fees. The fees paid for the years ended July 31, to KPMG LLP for tax compliance related services for AXP Growth Series, Inc. were as follows:

                        2005 - $10,467;                       2004 - $11,375

(d) All Other Fees. The fees paid for the years ended July 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Growth Series, Inc. were as follows:

                        2005 - $3,239;                        2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended July 31, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended July 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $38,450;                       2004 - $88,450

(h) 100% of the services performed in item (g) above during 2005 and 2004 were pre-approved by the audit committee.

 *2004 represents bills paid 8/1/03 - 7/31/04
  2005 represents bills paid 8/1/04 - 7/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Growth Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          Oct. 3, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          Oct. 3, 2005